LOAN AGREEMENT
                                 --------------

         THIS LOAN AGREEMENT ("Agreement") is made as of this 14 day of September, 2000 between OLD POINT COMFORT HOTEL, L.L.C., a Virginia limited liability company ("Borrower"), and JDI HAMPTON, L.L.C., an Illinois limited liability company ("Lender").

                                    RECITALS

         A. Borrower has requested that Lender make a loan (the "Loan") to Borrower in the principal amount of ONE MILLION SIX HUNDRED SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($1,675,000.00) to refinance the existing loan of Borrower on a 185-room hotel located in the City of Hampton, Virginia, and commonly known as the Chamberlin Hotel in Hampton, Virginia, and legally described on Exhibit A attached hereto (the "Property"). The Property, the foregoing improvements and all other improvements now or hereafter located on the Property (collectively referred to as the "Improvements"), and all tangible and intangible property of the Borrower now or hereafter owned or leased by Borrower in connection with the Property or the Improvements are collectively referred to as the "Project".

         B. The Project is subject to a lease (the "Lease") between Borrower, as tenant, and Department of the Army, as landlord, dated June 30, 1998, as amended on _________; Borrower's interest in the Lease is called the "Leasehold".

         C. All capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Deed of Trust (as hereinafter defined).

         NOW, THEREFORE, in consideration of the foregoing and the mutual conditions and agreements contained herein the parties agree as follows:

                                   Article 1.

                                    The Loan
                                    --------

         1.1 Funding. On the Closing Date, Lender shall lend to Borrower the sum of ONE MILLION SIX HUNDRED SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($1,675,000.00), which sum shall be immediately used by Borrower solely for the refinance of the Property.

         1.2 Loan Term. Unless otherwise accelerated pursuant to the Loan Documents (as defined in Section 3.1(B) herein), the Loan shall mature on September 13, 2001 (the "Maturity Date").

         1.3 Interest Rate. Borrower shall pay interest monthly in arrears on the outstanding principal balance of the Loan at Prime plus five percent (5%) per annum, provided, however, that in the event that any amount is not paid when due (whether by acceleration or otherwise), the Loan shall bear interest after the due date of such default until cured at a rate equal to twenty-five percent (25%) per annum. Interest shall be calculated based on a 360-day year and charged for the actual number of days elapsed. For purposes of this Agreement, "Prime" shall mean the rate



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

of interest publicly announced by Bank of America, or its successors or assigns, from time to time as its prime rate, which may not be the lowest rate charged by Bank of America, or its successors or assigns, and said rate shall fluctuate as and when the prime rate fluctuates.

          1.4 Interest Payments. On the date of the first disbursement of the Loan, Borrower shall pay Lender an amount of interest equal to the interest that would be earned from said date until and including the last day of the calendar month in which the first disbursement takes place. Thereafter, Borrower shall make interest payments, in arrears, on the first (1st) day of each month commencing November 1, 2000, with a final payment on the Maturity Date.

          1.5 Prepayment. Borrower reserves the privilege, without cost or penalty, to prepay all or any part (but not less than $100,000.00) of the principal balance of the Loan upon ten (10) days prior written notice to Lender of its intention to do so.

          1.6 Loan Fee. Borrower shall pay to Lender, or Lender shall advance out of the proceeds of the loan, a loan fee of $66,000.00 ($25,000 has been previously paid) and such fee shall be deemed fully earned and shall not be refundable.

          1.7 Reserves. Lender shall withhold from the Loan a sum of $59,000, which shall be deposited in a money market account (the "Interest Reserve Account") at The Private Bank or such other bank acceptable to Lender (the "Bank") in the name of Lender, with interest accruing for the benefit of Lender. For the purposes of the Loan, any amounts deposited by Lender into the Interest Reserve Account shall be deemed a disbursement of the Loan and shall accrue interest at the rate set forth in the Note. Provided that there is no Event of Default occurring, Lender shall apply the Interest Reserve Account to interest due under the Note. In addition, in the event of any uncured default by Borrower under the Loan Documents, Borrower authorizes Lender to withdraw and apply any of the funds in the Interest Reserve Account to cure such default after delivering five (5) days written notice to Borrower, which Borrower agrees to be commercially reasonable notice thereof. Borrower grants to Lender a security interest in the Interest Reserve Account.

         In addition, Lender shall withhold from the Loan a sum of $ _________ , which shall be designated in a money market account (the "Tax Reserve Account") at the Bank in the name of Lender, with interest accruing for the benefit of Lender. In addition, Borrower shall deposit $_________ monthly into the Tax Reserve Account, which amount may be increased or decreased at Lender's discretion. For the purposes of the Loan, any amounts deposited by Lender into the Tax Reserve Account shall be deemed a disbursement of the Loan and shall accrue interest at the rate set forth in the Note. Provided that there is no Event of Default occurring, Lender shall apply the Tax Reserve Account to real property taxes due with respect to the Project. In the event of any uncured default by Borrower under the Loan, Borrower authorizes Lender to withdraw and apply any of the funds in the Tax Reserve Account to cure such default after delivering five (5) days written notice to Borrower, which Borrower agrees to be commercially reasonable notice thereof. Borrower grants Lender a security interest in the Tax Reserve Account. The Interest Reserve Account and Tax Reserve Account are collectively referred to herein as the "Reserve Account." Any amounts remaining in the Reserve Account at the payoff of the Loan shall be reimbursed to Borrower.

                                   Article 2.

                                    Security
                                    --------

         2.1 General. The Loan and all other indebtedness and obligations under the Loan Documents shall be secured by the following: (a) a Mortgage Note from Borrower to Lender in the principal amount of $1,675,000.00 (the "Note"); (b) a first priority lien on the Leasehold pursuant to a Leasehold Deed of Trust, Assignment of Rents and Lessor's Interest in Leases, Security Agreement, Financing Statement and Fixture Filing of even date herewith from the Borrower to Lender (the "Deed of Trust"); (c) a first absolute assignment of rents and leases on the Project pursuant to an Assignment of Rents and Lessor's Interest in Leases of even date herewith from Borrower to Lender (the "Assignment of Rents"); (d) a first priority security interest in all personal property of Borrower now owned and hereafter acquired pursuant to a Security Agreement of even date herewith from Borrower to Lender (the "Security Agreement"); (e) the guaranty of the obligations of Borrower under the Note and Deed of Trust pursuant to a Continuing Guarantee of even date herewith from John Knorr ("Guarantor") in favor of Lender (the "Guarantee"); (f) the indemnification of Lender against any hazardous substances relating to the Property pursuant to an Environmental Indemnity Agreement of even date herewith from Guarantor and Borrower in favor of Lender (the "Environmental Indemnity Agreement"); (g) a collateral assignment of the management contract (the' "Management Contract") with ____________________ ("Manager") pursuant to a Collateral Assignment of Management Agreement of even date herewith by and between Borrower and Lender (the "Collateral Assignment of Managerial Contract") consented to by Manager pursuant to a Manager's Consent to Assignment and Subordination Agreement of even date herewith made by Manager to Lender (the "Manager's Consent"); and (h) any other collateral or security described in this Agreement or in any of the other Loan Documents.

                                   Article 3.

                              Conditions Precedent
                              --------------------

         3.1 Closing Conditions. Lender's obligation to close the Loan is subject to satisfaction of all of the following conditions:

         A. No Default. (i) No Event of Default or unmatured Event of Default shall have occurred and be continuing or will result from the making of the Loan, (ii) Borrower's representations and warranties shall be true and correct as of the date of such Loan, (iii) there shall have been no material adverse change with respect to any of Borrower's, Guarantor's or the Property's business, credit, operations, financial condition or prospects since the date hereof or notice of any prospective material adverse change with respect to any insurance maintained by Borrower, and (iv) that the Budget (as hereinafter defined) is satisfactory to Lender, in its sole and absolute discretion.

         B. Loan Documents. Lender shall have received the following documentation (collectively with this Agreement, referred to as the "Loan Documents"), all in form and substance satisfactory to Lender:

               (i)  the Note;

               (ii) the Deed of Trust;

               (iii) the Assignment of Rents;

               (iv) the Security Agreement;

               (v)  the Guarantee;

               (vi) the Environmental Indemnity Agreement;

               (vii) the Collateral Assignment of Management Contract;

               (viii) such other documents as Lender may reasonably require.

         C. Opinions of Counsel. Lender shall have received opinions of counsel for Borrower and Guarantor, counsel being duly authorized to practice in Virginia or Florida, as necessary, to the effect that:

                  (i) Borrower is a partnership duly formed, validly existing, in good standing under the laws of the Commonwealth of Virginia, and fully qualified to do business in the Commonwealth of Virginia and has the authority to enter into the obligations contemplated by this Agreement and the Loan Documents and to carry out the obligations contemplated hereby and thereby;

                  (ii) This Agreement and the Loan Documents have been duly authorized, executed and delivered by Borrower or Guarantor, as the case may be, and constitute legal valid and binding obligations of such parties, enforceable in accordance with their respective terms, are in proper form under the laws of the applicable state for the creation, perfection and enforcement of the liens contemplated thereby against the interest of Borrower and Guarantor in the applicable collateral described in such agreements, subject only to applicable bankruptcy, insolvency, principles of equity and other laws affecting creditors' rights;

                  (iii) The transaction in question is not usurious under the laws of the Commonwealth of Virginia;

                  (iv) The execution and delivery of the Loan Documents, and the carrying out of the transactions contemplated thereby will not, to such counsel's knowledge, violate, conflict with or constitute a default under the Lease or any agreement to which Borrower or Guarantor is a party or by which it or they may be bound; and

                  (v) To the best of counsel's knowledge, without any duty of investigation, there are no actions, suits or proceedings pending, or threatened against Borrower, Guarantor, or the Property, either at law or in equity or before or by any governmental authority, which would affect the validity or enforceability of the Loan Documents or which would substantially impair the ability of such party to pay when due any amounts which may become payable under the Loan Documents or to perform such party's obligations under the Loan Documents.

         D. Leases. Lender shall have received and approved the Lease and any equipment leases and real estate leases or occupancy agreements for the Property (collectively, the "Leases").

         E. Title. Lender shall have received a lender's title insurance policy, in the face amount of the Loan, from Chicago Title Insurance Company (or any other title company acceptable to Lender) (the "Title Company"), insuring Borrower's leasehold interest in the Property, the marketability of title and that the Deed of Trust is a valid first lien on the Leasehold, free and clear of liens and encumbrances other than as set forth on Exhibit B attached hereto (the "Permitted Exceptions") and exceptions to title approved in writing by Lender. The title policy shall also contain any endorsements required by Lender.

         F. Environmental Report. Lender shall have received a Phase I Environmental Audit of the Property from a consultant acceptable to Lender in its sole discretion. The audit shall (i) be addressed to Lender; (ii) state that Lender may rely thereon; and (iii) be acceptable to Lender in its sole discretion.

         G. Survey. Prior to the Closing Date, Lender shall have received five
(5) copies of a current plat of survey of the Property. The surveyor shall certify that the Property not in a flood hazard area as identified by the Secretary of Housing and Urban Development. The survey shall be certified to Lender and the Title Company as made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys of the American Land Title Association and the American Congress on Surveying and Mapping promulgated in 1992, including all Table A additional survey requirements as applicable, or in accordance with such .other standards as may be acceptable to Lender, in its sole discretion, and sufficient for the Title Company to remove the general survey exception.

         H. Credit Reports. Lender shall have received credit reports with respect to Borrower and Guarantor, which may be "investigative consumer reports", and which may include information as to character, general reputation, mode of living and credit history. The results of all credit reports shall be acceptable to Lender, in its sole discretion. Upon written request, Lender shall furnish to Borrower and Guarantor a disclosure pursuant to the Equal Credit Opportunity Act. Lender shall also have received and approved UCC searches and financial statements relating to Borrower and Guarantor. Notwithstanding the foregoing, Lender shall have the right to request and receive credit reports on Borrower and Guarantor during the term of the Loan, at such times as Lender may reasonably deem proper, and the cost and expense of such reports shall be paid by Borrower.

         I. Insurance. Borrower shall insure the Property for such amounts, upon such terms, with such mortgagee clauses and written by such insurers as Lender shall reasonably require. All policies shall be endorsed to provide Lender at least thirty (30) days written notice of any material change, cancellation or non-renewal. Lender shall receive binders evidencing the required coverage, together with paid receipts therefor, prior to the Closing Date, and certified copies of the policies within thirty (30) days after the Closing Date. Borrower will be responsible for insuring the Property notwithstanding any other parties' obligation to insure same.

         J. Organizational Documents. Lender shall have received and approved all operating agreements, resolutions, authorizations, consents, certificates and other documentation required by Lender regarding Borrower and Guarantor.

         K. Certificate of Occupancy; Code; Permits. Lender shall have received a final certificate of occupancy (or equivalent), an acceptable building code violation search report if available, and copies of all applicable permits and licenses necessary for the operation of the Property, including, without limitation, the liquor licenses for the Property.

         L. Budget and Operating Agreements. Lender shall have received and approved, in its sole discretion, a budget for the operation of the Property (the "Operations Budget"), the Management Contract, and any other management, license or operating agreements affecting the Property. A copy of the Budget approved by Lender is attached hereto as Exhibit C.

                                   Article 4.

                         Representations and Warranties
                         ------------------------------

         As an inducement to tender to disburse the Loan, Borrower hereby represents and warrants as follows, which representations and warranties, shall be true as of the date hereof and shall remain true throughout the term of the
Loan:

         4.1 Existence. Borrower is a single asset entity organized as a duly formed, validly existing and in good standing under the laws of the Commonwealth of Virginia with its principal place of business at 104 Woodhall Drive, Richmond, Virginia 23229. ______________________________________________ is the
Manager of Borrower, and has the full right, power and authority to execute the Loan Documents on behalf of Borrower and no consents of any third parties are required. The execution, delivery and compliance with the terms and provisions of this Agreement and the Loan Documents by Borrower and Guarantor will not (i) violate any provisions of law or any applicable regulation, order or other decree of any court or governmental entity, or (ii) require any consent of any third party not previously obtained.

         4.2 Binding, Obligation. This Agreement and the Loan Documents have each been duly authorized, executed and delivered and each constitutes the legally binding obligation of Borrower and Guarantor, as the case may be, enforceable against Borrower and Guarantor and any other signatories (other than Lender), as the case may be, in accordance with each of their respective terms.

         4.3 Ownership Documents. A true and complete copy of the articles of organization and the operating agreement creating Borrower and any and all amendments thereto (collectively, the "Organizational Agreement") has been furnished to Lender. The Organizational Agreement constitutes the entire agreement among the members of Borrower and is binding upon and enforceable against each of the members in accordance with its terms. There are no other agreements, oral or written, among any of the members relating to Borrower. No breach exists under the Organizational Agreement and no condition exists which, with the giving of notice or the passage of time would constitute a breach under the Organizational Agreement.

         4.4 Lease and Other Operating Agreements. Borrower has previously delivered to Lender a true, complete and correct copy of the Leases and the Management Contract as in effect on the date hereof. Borrower has delivered to Lender true, complete and correct copies of any agreements between Borrower and any affiliate related in any way to the Property and any other agreements materially affecting the use and operation of the Property, all of which are listed on Schedule 4.4 attached hereto. Borrower is not in default under the Leases, the Management Contract, or any contract, agreement or commitment to which it is a party or is otherwise bound (collectively, the "Operating Agreements") and the Operating Agreements have not been amended or modified. Borrower is not in default under any provision of any of the Operating Agreements and no event has occurred which, with the passage of time or the giving of notice or both, would constitute: an event of default under any of the Operating Agreements. The execution, delivery and compliance with the terms of this Agreement and the Loan Documents will not conflict or be inconsistent with, or result in any default under, the Operating Agreements.

         4.5 Improvements. The Improvements are presently in good condition and working order. The present use of the Property complies, and any future improvements to be constructed and the future use of the Property will comply, in all respects with all: (a) applicable legal and contractual requirements with regard to the use, occupancy, construction and operation thereof, including, without limitation, all zoning, subdivision, environmental, concurrency, flood hazard, fire safety, health, handicapped facilities, building and other laws, ordinances, codes, regulations, orders and requirements of any governmental agency; (b) building, occupancy and other permits, licenses and approvals; and
(c) declarations, easements, rights-of-way, covenants, conditions and restrictions of record. All of the Improvements are located on the Property.

         4.6 Capital Improvements. [INTENTIONALLY DELETED]

         4.7 Property. The Leasehold is owned by Borrower free and clear of all liens, claims, encumbrances, covenants, conditions arid restrictions, security interests and claims of others, except the Permitted Exceptions. The zoning and subdivision approval of the Project and the right and ability to construct, use or operate the Improvements are not in any way dependent on or related to any real estate other than the Property. There are no alleged or asserted violations of law, regulations, ordinances, codes, declarations, covenants, conditions, or restrictions of record, or other agreements relating to the Property or the Improvements, or any part thereof. No person or entity has any option to acquire ownership of the Property or any portion thereof.

         4.8 Property Access. The Property is accessible through all current access points, each of which connects directly to a fully improved and dedicated road accepted for maintenance and public use by the public authority having jurisdiction.

         4.9 Utilities. All utility services necessary and sufficient for the construction; use or operation of the Property are currently connected at the boundary of the Property directly to lines owned by the applicable utility and lying in dedicated roads, including water, storm, sanitary sewer, gas, electric and telephone facilities. Unconditional written permission has been obtained from the applicable utilities or municipalities, as the case may be, to connect the Property with each of such services at such points.

         4.10 Flood Hazards/Wetlands. The Property is not situated in an area designated as having special flood hazards as defined by the Flood Disaster Protection Act of 1973, as amended, or as a wetlands by any governmental entity having jurisdiction over the Property. This Property complies in all respects with the requirements of the Chesapeake Bay Preservation Act and all local ordinances, rules, regulations, permits, best management practices, and other requirements adopted by applicable governing authorities pursuant to the Chesapeake Bay Preservation Act as applied to the Property.

         4.11 Taxes/Assessments. There are no unpaid or outstanding real estate or other taxes or assessments on or against the Property or any part thereof. The tax bills affecting the Property cover the entire Property, and do not cover or apply to any other property. Borrower has not received any notice of any supplemental taxes which may be owing or otherwise assessed.

         4.12 Eminent Domain. There is no eminent domain or condemnation proceeding pending or, to the best of Borrower's knowledge threatened, relating to the Property or any part thereof.

         4.13 Litigation. There is no litigation, arbitration or other proceeding or governmental investigation pending or, to the best of Borrower's and Guarantor's knowledge, threatened against or relating to Borrower, any member of Borrower, Guarantor or any of their property, assets, or business, including the Property, which, if decided adversely, would affect the business, affairs, . assets or financial condition of Borrower, Guarantor, the Property, or the prospects for repayment of the Loan.

         4.14 Compliance. There are no alleged or asserted violations of law, municipal ordinances, public or private contracts, declarations, covenants, conditions, or restrictions of record, or other requirements with respect to the Property or the Improvements. All licenses, permits and approvals, if any, needed in connection with the construction, use, operation and occupancy of the Improvements have been duly issued, paid for and are in full force and effect. True and complete copies of each of the foregoing have been delivered to Lender.

         4.15 Employee Benefit Plans. Neither Borrower nor Guarantor sponsors any pension plan, as defined in the Employee Retirement Income Act of 1974, as amended ( "ERISA" )

         4.16 Labor Controversies. There are no labor controversies pending or threatened against Borrower which, if adversely determined, would materially and adversely affect Borrower's business, credit, operations, financial condition or prospects.

         4.17 Tax Status. Borrower and Guarantor have made or filed all income and other tax returns, reports and declarations required by any jurisdiction to which any of them are subject, have paid all taxes, assessments and other charges shown or determined to be due on such returns, reports and declarations, and have set aside adequate reserves against liability for taxes, assessments and charges applicable to periods subsequent to those covered by such returns, reports and declarations.

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

         4.18 Accuracy. Neither this Agreement nor any document, financial statement, credit information, certificate or statement furnished to Lender by Borrower or Guarantor, including without limitation, the Budget and the Operating Budget, contains any untrue statement of a material fact or omits to state a material fact which could affect Lender's decision to make the Loan.

         4.19 Foreign Ownership. Neither Borrower nor any member of Borrower or Guarantor is or will be, and no legal or beneficial interest of a partner in Borrower is or will be held, directly or indirectly, by a "foreign corporation", "foreign partnership," "foreign trust," "foreign estate", "foreign person," "affiliate" of a "foreign person" or a "United States intermediary" of a "foreign person" within the meaning of Internal Revenue Code of 1986, as amended, Sections 897 and 1445, the Foreign Investments in Real Property Tax Act of 1980, the International Foreign Investment Survey Act of 1976, the Agricultural Foreign Investment Disclosure Act of 1978, or the regulations promulgated pursuant to such Acts or any amendments to such Acts.

         4.20 Solvency. Neither Borrower nor Guarantor is insolvent and no: (i) assignment for the benefit of the creditors of any of them; (ii) appointment of a receiver for any of them or for the property of any of them; or (iii) bankruptcy, reorganization, or liquidation proceeding, is pending or threatened (whether voluntary or involuntary) instituted by or against any of them.

         4.21 Lawful Interest. The amounts to be received by Lender which are or may be deemed to be interest under the terms of the Note, this Agreement, or otherwise in connection with the transactions contemplated herein constitute lawful interest and are not usurious or illegal.

         4.22 Financial Statements/No Change. Borrower has heretofore delivered to Lender copies of the most current financial statements of Borrower and Guarantor. Said financial statements were prepared on a basis consistent with that of preceding years, and all of such financial statements present fairly the financial condition of said Borrower and Guarantor, as of the dates in question and the results of operations for the periods indicated. Since the dates of such statements, there has been no material adverse change in the business or financial condition of Borrower and Guarantor. Neither Borrower nor Guarantor have any material contingent liabilities not provided for or disclosed in said financial statements. There has been no material adverse change in the structure, business operations, credit, prospects or financial condition of Borrower, Guarantor, or the Property

         4.23 Casualty. As of the date hereof, there is no damage or destruction to any part of the Property or the Improvements by fire or other casualty that has not been repaired. As of the date hereof, there are presently no existing defects in the Property or the Improvements and no repairs or alterations thereof are reasonably necessary or appropriate except for routine maintenance.

         4.24 No Material Misstatements or Omissions. Neither the Loan Documents nor any statement, list, certificate or other information furnished or to be furnished by Borrower to Lender in connection with the Loan contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements therein not misleading. Borrower has disclosed in writing to Lender everything to which it has knowledge regarding the business, operations, property, financial condition, or business prospects of itself and the Property which would have a material adverse effect on such entities or the Property or the collectability of the Loan.

         4.25 Brokers. Borrower has not dealt with any broker or finder in connection with the transaction contemplated by this Agreement and agrees to indemnify and hold Lender harmless from and against any losses, damages, costs, or expenses (including attorneys' fees) incurred by Lender due to a breach of the foregoing warranty by Borrower.

         4.26 Survival. of Representations. All representations and warranties in this Agreement, the Loan Documents and all representations and warranties in any certificate delivered by Borrower pursuant hereto and thereto, shall survive execution of the Loan Documents and the making of the Loan, and may be relied upon by Lender as being true and correct until the Loan is fully and irrevocably paid.

                                   Article 5.

                              Affirmative Covenants
                              ---------------------

         5.1 Payment of Indebtedness; Performance of Obligations. Borrower shall promptly pay when due all payment obligations of Borrower to Lender and shall promptly perform all other obligations of Borrower to Lender as set forth herein or in the Loan Documents.


         5.2 Books and Records/Audits. Borrower shall keep and maintain (and provide Lender with reasonable access and copies of same if so requested by Lender) at all times at Borrower's address stated below or at the Property, or such other place as Lender may approve in writing, complete and accurate books of accounts and records adequate to reflect the results of the operation of the Property, the financial statements required to be provided to Lender pursuant to the Deed of Trust and this Agreement, and copies of all written. contracts, correspondence, and other documents affecting the Property. Borrower shall prepare and furnish (or cause to be so prepared and furnished) to Lender: (i) twenty-five (25) days after the end of each month, (A) an income statement and a balance sheet for the Property during the preceding month, all expenditures made from Revenue (broken down by line item in accordance with the Operating Budget) during the preceding month and all expenditures made with respect to the Property from funds from any source other than revenue generated by the Project for the preceding month, together with a cash reconciliation report showing the remaining revenue on the last day of the preceding month and such other documentation as Lender may request from time to time, and (B) a variance report with respect to the Operating Budget showing each item of actual and projected revenue and expenses for such month and the year to date, with (A) and (B) certified as true, correct and complete by Borrower; (ii) within ninety (90) days before the end of the calendar year, a complete and detailed revision and update of the Operating Budget for Lender's review and approval (which approval shall not be unreasonably withheld), setting forth the projected revenue and expenses relating to the operation and management of the Property for the ensuing year; and (iii) within ninety (90) days after the end of the calendar year, a copy of the annual financial statements for the year just ended fairly presenting the financial condition of the

Property, and the results of the operations of the Property, including, without limitation, a balance sheet, an income statement and such additional information as Lender may request from time to time, all of which shall be prepared and certified as true, correct and complete by the Borrower. If requested by Lender or its representatives, Borrower will provide supporting documentation for all receipts and expenditures, including, but not limited to, bank statements, contracts, invoices, copies of checks and general ledgers. Borrower shall provide Lender and any professional retained by Lender, with reasonable, immediate and continuing access to any and all books, records, documents and information relevant to Borrower's operations, the status of the Property and appraisals or other documents relating to the value of the Property prepared by third parties. Lender may audit the accuracy of Borrower's records and computations at any time and the costs and expenses of any such audit shall be paid by Borrower.

         5.3 Use of Proceeds. Borrower shall use the proceeds of the Loan only for the refinance of the Project and subject to the terms and provisions of the Loan Documents and for no other purpose, without Lender's prior written consent, in Lender's sole discretion. No portion of the proceeds of the Loan shall be used by Borrower to pay any amounts to Borrower, General Partner or any affiliate of either of them or in any manner that might cause the borrowing or the application of such proceeds to violate Regulation G, Regulation U, Regulation T or Regulation X or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Exchange Act.

         5.4 Notice of Default. Borrower and Guarantor shall provide Lender with a copy of all notices of default under any of the Operating Agreements (including, without limitation, any default under the Leases), and violations of laws, regulations, codes, ordinances and the like received by Borrower or Guarantor relating to the Property, including without limitation, any notice of default or noncompliance with the terms and provisions of the Operating Agreements.

         5.5 Taxes and Liabilities. Borrower shall promptly pay when due in accordance with Section 5.13 below all taxes, duties, assessments and other liabilities relating to the Property, except such taxes, duties, assessments and other liabilities as Borrower is diligently contesting in good faith and by appropriate proceedings; provided that Borrower has provided for and is maintaining adequate reserves with respect thereto in accordance with generally accepted accounting principles, consistently applied ("GAAP").

         5.6 Compliance with Applicable Law. Borrower shall comply with the requirements of all applicable laws, rules, regulations, and orders of all governmental authorities (Federal, state, local or foreign, and including, without limitation, environmental laws, rules, regulations and orders), a breach of which would materially and adversely affect Borrower's business, credit, operations, financial condition or prospects, except where Borrower is contesting an alleged breach in good faith and by proper proceedings and for which Borrower is maintaining adequate reserves in accordance with GAAP.

         5.7 Maintenance of Property. Borrower shall keep the Property, including all buildings and improvements now or hereafter situated thereon, in good condition, not commit or permit any waste thereof, make all repairs, replacements and improvements and complete and restore promptly and in good workmanlike manner any building, improvements or other items of the Property which may be damaged, or destroyerd and pay when due all costs incurred therefor.

         5.8 Operating Deficits. Borrower shall fund any and all operating deficits respecting the Property.

         5.9 Business and Existence. Borrower shall perform all things necessary to preserve and keep in full force and effect the existence and rights of Borrower; comply with all laws applicable to Borrower; conduct and operate its business in the normal course and keep in full force and effect any permit or approval issued with respect to the Renovation or the operation of the Property.

         5.10 Notification of Attachment or Other Action. Borrower shall immediately notify Lender in writing; of any attachment or other legal process levied or threatened against the Property, or the institution of any action, suit or proceeding by or against Borrower, Guarantor, or the Property, or any information received by Borrower relative to Guarantor or the Property which may adversely affect (i) Borrower's ability to pay the Indebtedness, (ii) the value of the Property or the value, validity or priority of Lender's security interests granted pursuant to the Deed of Trust or any of the other Loan Documents, (iii) Guarantor's ability to perform under the Guaranty, or (iv) any other rights and remedies of Lender granted and continued pursuant to the Loan Documents.

         5.11 Defense of Collateral. Borrower shall pay when due, all obligations, lawful claims or demands with respect to the Properly which, if unpaid, might result in, or permit the creation of, any lien or encumbrance on the -Property, including but not limited to all lawful claims for labor, materials and supplies; provided that Borrower shall have the right to contest any such claim so long as Borrower posts a bond acceptable to Lender to protect Lender's interest in the Property, and, in general, do or cause to be done everything necessary to fully preserve the rights and interests of Lender under this Agreement and the other Loan Documents. Borrower shall at all times defend, or cause to be defended, Lender's interest in and to the Property, and the first priority position of said interest, against any and all claims of any person adverse to Lender. Borrower and Guarantor, shall take all actions reasonably deemed necessary or appropriate by Lender to give effect to Lender's priority of interests contemplated by this Agreement and the other Loan Documents.

         5.12 Insurance. Borrower shall keep the Property, including all buildings and improvements now or hereafter situated thereon, insured against loss or damage by fire, with extended coverage endorsement, in an amount not less than the full replacement cost thereof and against other hazards as may be reasonably required by Lender, including, without limitation, an all risks, rent loss or business interruption insurance, flood, tornado, hurricane and earthquake insurance, and dramshop insurance and liability insurance for personal injury, death and property damage. All policies of insurance will be in forms and amounts reasonably satisfactory to Lender, and with companies reasonably satisfactory to Lender, with standard mortgagee clauses attached to all policies in favor of and in form reasonably satisfactory to Lender. The insurance shall contain a provision requiring that the coverage will not be terminated, canceled, amended or materially modified without at least 30 days' prior written notice, including additional and renewal policies, to Lender. Borrower shall deliver certified copies of all policies to Lender, and, in the case of insurance about to expire, shall deliver certified copies of renewal policies not less than 30 days prior to their respective expiration dates.

         5.13 Tax Deposits. Borrower shall deposit with Lender commencing with the first interest payment due under the Loan and on the first day of each month thereafter until the Indebtedness is fully paid, a sum equal to one-twelfth (1/12) of the total annual taxes and assessments (general and special) respecting the Property, based upon Lender's reasonable estimate as to the amount of taxes and assessments to be levied and assessed. Borrower's initial deposit shall be increased by an amount equal to Lender's reasonable estimate of the amount of such taxes to become owing on the due dates for the payment of such taxes less the monthly payments to be deposited hereunder prior to such due dates. If any such taxes levied and assessed upon the Property are also a levy and assessment upon any other premises, the amount of any deposit hereunder shall be based upon the entire amount of such taxes or assessments, and Borrower shall not apportion the total amount of the taxes or assessments levied or assessed as between such other premises and the Property for the purposes of computing the amount of any deposit hereunder. Such deposits shall be held without any allowance of interest. Such deposits shall be used for the payment of such taxes and assessments on the Property next due and payable when and as they become due. If the funds so deposited are insufficient to pay any such taxes or assessments for any year when the same shall become due and payable, Borrower shall, within 10 days after receipt of demand therefor from Lender but in no event later than thirty (30) days prior to the due date of any such payment, deposit such additional funds as may be necessary to pay such taxes and assessments in full at least thirty (30) days in advance of the due date thereof. If the funds so deposited exceed the amount required to pay such taxes and assessments for the year, the excess shall be applied on a subsequent deposit or deposits. Said deposits need not be kept separate and apart from other funds of Lender. Upon the occurrence of an Event of Default, Lender may, at its option, without being required to do so, apply any monies at the time on deposit, pursuant to this Section 5.13 on any of the Indebtedness, in such order and manner as Lender may elect. When the Indebtedness has been fully paid, any remaining deposits shall be paid to Borrower or to the then owner or owners of the Property. A security interest within the meaning of the Uniform Commercial Code of the Commonwealth of Virginia is hereby granted to Lender in and to any monies at any time on deposit pursuant to this Section 5.13, as additional security for the Indebtedness. Such funds shall be applied by Lender for the purposes made hereunder and shall not be subject to the direction or control of Borrower. Lender shall not be liable for any failure to apply the funds so deposited hereunder to the payment of any particular taxes or assessments unless Borrower, while not in default hereunder, shall have requested Lender in writing to make application of such funds to the payment of the particular taxes or assessments for payment of which they were deposited, accompanied by the bills for such taxes or assessments. Lender shall not be liable for any act or omission taken in good faith or pursuant to the instruction of any party, but shall be liable only for willful misconduct.

         5.14 Payment of Obligations. Borrower shall pay and discharge, or cause to be paid and discharged, all indebtedness and obligations of Borrower to other persons promptly in accordance with normal terms and practices of its businesses; before they shall become in default, as well as all lawful claims for labor, materials and supplies which otherwise, if unpaid, might become a lien or charge upon its properties or any part thereof.

         5.15 Notice of Event of Default. Borrower and Guarantor shall furnish, or cause to be furnished, to Lender, immediately upon becoming aware of the existence of an Event of Default or any condition which, with the giving of notice or lapse of time, or both, would constitute an

Event of Default, written notice of the existence of any such event or the existence of any such condition. Borrower and Guarantor shall furnish to Lender any notices of defaults or Events of Default under the Operating Agreements.

         5.16 Furnishings. Without Lender's prior written consent, Borrower shall not enter into any contract for the acquisition of any furnishings, fixtures and equipment for use in connection with or forming a part of the Property which obligates Borrower to pay more than $50,000.00.

         5.17 Hold Disbursements in Trust. Other than the proceeds of the Loan, which shall be used for the refinance of the Project, Borrower will receive and hold in trust all advances made hereunder directly to Borrower for the purpose of paying costs of completion of the Project and Borrower will not apply the same for any other purposes.

         5.18 Casualty and Condemnation. In the event of a casualty to or condemnation of the Project or any portion thereof, for which Lender, in its sole discretion, elects, or is required to pursuant to the Deed of Trust, to use all or any portion of the proceeds for the restoration or repair of the Project, Borrower shall deposit amount of casualty or condemnation proceeds as determined by Lender into an escrow account, to be disbursed in accordance with the terms of lender's standard construction escrow instructions. To the extent there remain excess proceeds after such deposit into such escrow account and after completion of such restoration or repair, such proceeds shall be used to reduce the principal of the Loan.

         5.19 Single Purpose Entity. The Borrower has not and shall not:

         (a) engage in any business or activity. other than the ownership, operation and maintenance of the Project, and activities incidental thereto;

         (b) acquire or own any material assets other than (i) the Project, and
(ii) such incidental personal property as may be necessary for the operation of the Project;

         (c) merge into or consolidate with any person or entity or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure, without in each case Lender's consent;

         (d) fail to preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization or formation, and qualification to do business in the state where the Project is located, if applicable, or without the prior written consent of Lender or its successors or assigns materially amend, modify, terminate or fail to comply with the provisions of this Agreement or Borrower's Incorporation Documents;

         (e) own any subsidiary or make any investment in, any person or entity without the consent of Lender;

         (f) commingle its assets with the assets of any of its shareholders, members, partners, principals, affiliates or of any other person or entity;

         (g) incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than indebtedness to Lender, except for trade payables in the ordinary course of its business of owning and operating the Project, provided that such debt is not evidenced by a note and is paid when due;

         (h) become insolvent and fail to pay its debts and liabilities from its assets as the same shall become due;

         (i) fail to maintain its records, books of account and bank accounts separate and apart from those of the shareholders, principals and affiliates of Borrower, the affiliates of a shareholder or principal of Borrower, and any other person or entity;

         (j) enter into any contract or agreement with any shareholder, member, partner, principal or affiliate of Borrower, or any shareholders, member, partner, principal or affiliate thereof, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any shareholder, member, partner, principal or affiliate of Borrower, or any shareholder, member, partner, principal or affiliate thereof;

         (k) seek the dissolution or winding up in whole, or in part, of Borrower;

         (1) fail to correct any known misunderstandings regarding the separate identity of Borrower;

         (m) hold itself out to be responsible for the debts of another entity or person;

         (n) make any loans or advances to any third party, including any shareholder, member, partner, principal or affiliate of Borrower, or any shareholder, member, partner, principal or affiliate thereof;

         (o) fail to file its own tax returns;

         (p) fail either to hold itself out to the public as a legal entity separate arid distinct from any other entity or person or to conduct its business solely in its own name in- order not (i) to mislead others as to the identity of the party with which such other party is transacting business, or
(ii) to suggest that Borrower is responsible for the debts of any third party (including any shareholder, member, partner, principal or affiliate to Borrower, or any shareholder, member, partner, principal or affiliate thereof;

         (q) fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

         (r) file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or organization statute, or make an assignment for the benefit of creditors; or

         (s) share any common logo with or hold itself out as or be considered as a department or division of (i) any shareholder, member, partner, principal or affiliate of Borrower, (ii) any affiliate of a shareholder, member, partner, principal or affiliate of Borrower, or (iii) any other person or entity.

         5.20 Further Assurances. Borrower and Guarantor shall provide Lender with such further assurances, information and/or documentation as Lender may reasonably require from time to time.

                                   Article 6.

                               Negative Covenants
                               ------------------

         6.1 No Amendments. Borrower and Guarantor shall not:

         (i) suffer or permit any material amendment or modification of the Organizational Agreements of Borrower;

         (ii) suffer or permit the amendment, modification or rejection of any of the Operating Agreements.

         6.2 Leases. Borrower shall not, without the prior written consent of Lender, enter into any lease or other rental or occupancy arrangement or concession agreement with respect to the Property other than the rental of hotel or banquet rooms in the ordinary course of business.

         6.3 Lienable Work. Subject to the provisions of Section 5.16 hereof, Borrower shall not, without Lender's prior written approval, exercisable in Lender's sole discretion, cause or permit any material alteration of a structural component of the improvements on the Property which costs more than $50,000.00 to complete, without Lender's prior written approval of the scope of work, the plans and specifications, the contractor, the construction contract, the costs (including the costs of installation, labor and materials), the timing and manner of payment and the sources of funding thereof. Should any claim of lien or other lien be filed against the Property by reason of any act or omission of Borrower or any of Borrower's agents, employees, contractors or representatives, then Borrower and Guarantor shall cause the same to be canceled and discharged of record by bond pursuant to Va. Code ss.43-71 (1950, as amended) or otherwise within ten (10) days after the filing thereof. Should Borrower and Guarantor fail to discharge such lien within such ten (10) day period, then Lender may discharge the same, in which event Borrower and Guarantor shall reimburse Lender, on demand, for the amount of the lien or the amount of the bond, if greater, plus all administrative costs incurred by Lender in connection therewith. The remedies provided herein shall be in addition to all other remedies available to Lender under the Loan Documents or otherwise.

         6.4 Conversion. Borrower shall not permit the Property or any portion thereof to be converted or take any preliminary actions which-could lead to a conversion to condominium or cooperative form of ownership until such time as the Loan is paid in full, together with all interest thereon.

         6.5 Mangier. Borrower shall not change the Manager or amend or terminate the Management Contract or permit the Manager to reduce substantially the -staffing of the Project without Lender's prior written consent.

         6.6 No Commingling Funds. Borrower shall not commingle any funds related to the Property with funds from any other property.

         6.7 No Change in Nature of Business. Borrower shall not make any material change in the nature of its business carried on as of the date hereof.

         6.8 No Mergers, Consolidations, Sales. Borrower shall not be a party to any merger, consolidation or exchange of ownership interests, or purchase or otherwise acquire all or substantially all of the assets or stock of any class of, or any partnership or joint venture interest in, any other person or entity, or sell, transfer, convey or lease all or any substantial part of its assets, or sell or assign, with or without recourse, any receivables.

         6.9 No Change in Ownership. Borrower shall not permit any person or entity to become a member of Borrower or permit any member to assign, transfer, pledge, hypothecate or sell any interest in Borrower.

         6.10 Other Agreements. Borrower and Guarantor shall not enter into any agreement containing any provision which would be violated or breached by the performance of its obligations hereunder or under any instrument or document delivered or to be delivered by it hereunder or in connection herewith or which would violate or breach any provision hereof or of any such instrument or document.

         6.11 Non-Competition. Neither Borrower, Guarantor nor any affiliate of Borrower or Guarantor shall, during the term of the Loan, become directly or indirectly interested in any business within a five (5) mile radius of the Property similar to or competitive with the business of Borrower, whether as proprietor, stockholder, director, manager, partner, employee, trustee, beneficiary or in any other capacity.

         6.12 Debt. Borrower shall not, directly or indirectly, incur any debt or enter into any guarantees, hypothecation, contracts or other agreements which would make such party liable for any debt or expense outside the ordinary course of such party's operations.

         6.13 Application of Loan Proceeds. Borrower shall not use or apply any portion of any funds provided by Lender pursuant to the Loan Documents for any purpose other than the payment of actual costs incurred to refinance the Premises.

         6.14 Other Encumbrances. Borrower shall not hereafter grant or allow to be sustained a security interest, lien, mortgage or encumbrance upon the Property or any portion thereof other than the Permitted Encumbrances.

         6.15 Sale or Refinancing. Borrower shall not sell, assign, transfer, convey, mortgage, pledge, lease, refinance or otherwise alienate or encumber the Property or any interest therein, whether legal or equitable; provided, however, Borrower shall be entitled to sell any personal property, in the ordinary course of its operation of the Property, upon replacement of same with personal property of the same style or type and of an equal or greater value.

         6.16 Assertion of Certain Claims and Defenses. To the extent permitted by applicable law, neither Borrower nor Guarantor shall assert in any judicial proceeding any lender liability claim or counterclaim, the defense of lack of consideration or violation of any applicable usury laws or any similar legal or equitable defense to the validity or enforceability of this Agreement or any other Loan Document.

         6.17 Compensation and Fees. Any payment of management, license or franchise fees to Borrower's affiliates shall be subordinate to the scheduled principal and interest payments due to Lender pursuant to the Note. In no event shall Borrower pay, with regard to the Property, a management fee in excess of three and one-half percent (3.50%) of revenues.

         6.18 Loans, Advances, Guaranties. Borrower shall not lend or advance money or credit to any person or entity or purchase or repurchase (or agree, contingently or otherwise, to do so) the indebtedness of, or assume, guarantee (directly or indirectly or by an instrument having the effect of assuming another's payment or performance of any obligation or capability of so doing, or otherwise), or endorse or otherwise become liable, directly or indirectly, with respect to the obligations, stock or dividends of any person or entity.

         6.19 Other Business. Borrower shall not engage in any trade or business other than the operations of the Property.

         6.20 Distributions. Borrower shall not make any distribution to Borrower, Guarantor or any of their affiliates, members or shareholders, except to the extent permitted in Section 6.17 hereof, unless Lender's prior written consent is first obtained. This Section 6.20 does not apply to any payments made in connection with the operation of the Project in the normal course of business, except for the payment of the license and management fees set forth in
Section 6.17 of this Agreement.

         6.21 Other Accounts. Borrower, upon prior notice to Lender may establish a hotel operating bank account, a restaurant operating bank account, a payroll account, and a savings account. Other than the accounts specified in this Section 6.21, Borrower shall not, without Lender's prior written consent, open or maintain any deposit or other account with regard to the Project.

                                   Article 7.

                 Events of Default; Acceleration of Indebtedness
                 -----------------------------------------------

         7.1 Events of Default. The occurrence of any one or more of the following events, automatically and without notice (except as expressly provided below) shall constitute an "Event of Default" under this Agreement:

         (a) failure of Borrower to pay punctually when due any of the Indebtedness, including any payment due under the Note, this Agreement, or the Loan Documents and such failure shall continue for a period of five (5) days after such payment was due;

         (b) failure of Borrower to pay monthly when due any of the deposits to the tax escrow account and such failure shall continue for a period of five (5) days after such payment was due;

         (c) default or breach of any agreement, covenant, representation or warranty other than as set forth in any subsection hereof which is not cured within thirty (30) days after written notice thereof from Lender;

         (d) default and the expiration of any cure period applicable thereto under any other Loan Document;

         (e) default and the expiration of any cure period applicable thereto under any of the Operating Agreements;

         (f) Borrower or any Guarantor shall make application for or seek relief or protection of itself or himself or for the benefit of their creditors under any of the sections, chapters or provisions of Title 11 of the United States Code, 11 U.S.C. ss.ss. 101 et. seq. (the "Bankruptcy Code"), or (ii) any other Federal, state of local insolvency or debtor relief law, or any involuntary petition (which is not dismissed within thirty (30) days after filing) is filed against Borrower or Guarantor under any section, chapter or provision of the Bankruptcy Code;

         (g) any material statement, report, or certificate made or delivered by Borrower or Guarantor or any of their partners, members, officers, employees, or agents, to Lender is not true and correct;

         (h) payroll tax deposits are not made by Borrower when due;

         (i) any of the collateral intended to be secured by the Loan Documents or any other of Borrower's or Guarantor's assets are attached, seized, subjected to a writ or distress warrant, or are levied upon, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors;

         (j) Borrower is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business affairs;

         (k) the bankruptcy liquidation, dissolution or merger of Borrower or the bankruptcy, death, permanent disability or adjudicated incompetence of John Knorr.

         (l) an application is made by Borrower or Guarantor for, or a court of competent jurisdiction orders, the appointment of a receiver, trustee, examiner or custodian for such party or for any of the collateral or any other of such party's assets;

         (m) Any material adverse change occurs with respect to (i) the Property or (ii) the financial condition or credit standing of Borrower (or if Borrower or any Guarantor is a partnership, joint venture, trust or other business association, partners, beneficiaries or other beneficial owners of such entity);

         (n) there is a monetary variance in any financial information or computation submitted by Borrower (or on Borrower's behalf) in excess of five percent (5%) which is detrimental to Lender; or

         (o) for any reason, other than failure of Lender to take any action available to it to maintain perfection of the liens created in favor of Lender pursuant to the Loan Documents, any Loan Document ceases to be in full force and effect or any lien with regard to any of the collateral intended to be secured by the Loan Documents ceases to be, or is not valid, perfected and prior to all other liens or is terminated, revoked or declared void or invalid.

         7.2 Acceleration; Remedies. Upon the occurrence of an Event of Default, unless Lender elects to waive such default in its sole and absolute discretion, all amounts due Lender under the Loan Documents shall become immediately due and payable without notice to Borrower and Lender shall be entitled to all of the rights and remedies provided in the Loan Documents or at law or; in equity. Each remedy provided in the Loan Documents is distinct and cumulative of all other rights or remedies under the Loan Documents or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever. Upon the occurrence of an Event of Default, and notwithstanding the automatic stay set forth in section 362(a) of the Bankruptcy Code, (a) Lender shall thereupon be entitled to immediate relief from any automatic stay imposed by Section 362 of the Bankruptcy Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided herein, in the Note, or in the Loan Documents, or as otherwise provided at law or in equity; (b) Borrower and Guarantor shall consent and do hereby consent to Lender's relief from any aforementioned stay and to Lender's exercise of the rights otherwise available to Lender herein, in the Note or Loan Documents; (c) Borrower and Guarantor shall not seek nor apply for any expansion of the provisions of Section 362 of the Bankruptcy Code or any injunction against Lender's exercise of its rights herein, in the Note or Loan Documents; (d) Lender shall be entitled to remain in possession of the Project or any other collateral pledged to secure any obligation of Borrower to Lender, and to collect the rents therefrom and Borrower shall and hereby consents thereto; (e) Borrower and Guarantor shall consent to a cash collateral order in a form acceptable to the Lender, in Lender's sole and absolute discretion, if requested by Lender; and (f) Borrower and Guarantor shall not, without Lender's prior consent (exercisable in Lender's sole discretion), seek any extension of any time period within which to file or obtain confirmation of any plan of reorganization.

         7.3 Waiver of Certain Rights.

         A. Borrower and Guarantor expressly and irrevocably waive and release any right to claim, in a bankruptcy court or in any other Federal court or state court, that any stay, injunction, or other restraint or prohibition of any kind should be issued, imposed, or reimposed with respect to the terms of this Agreement, which waiver and release includes (but is not limited to) any and all proceedings for injunctive relief of any kind filed by or on behalf of Borrower pursuant to Bankruptcy Code ss.105 or ss. 362, Bankruptcy Rule 7065, Rule of the Federal Rules of Civil Procedure, or any other or similar substantive or procedural provisions of Federal law, state law, or Federal or state rules of procedure.

         B. Borrower further waives all rights of presentment and notice of dishonor and waives the benefit of any and all homestead exemptions.

         C. Until the Agreement is performed in its entirety, Borrower and Guarantor, will not petition for, agree to, support, or permit the filing of a bankruptcy case under any chapter of the

Bankruptcy Code, whether voluntary or involuntary, by or against it. Borrower and Guarantor will oppose the filing of any such bankruptcy case; and Borrower and Guarantor will make all reasonable efforts to cause any such bankruptcy case to be dismissed if it is filed.

         D. Borrower and Guarantor know and understand that there are rights and remedies provided under the Bankruptcy Code, the Federal Rules of Civil Procedure, and the Bankruptcy Rules, pursuant to which parties otherwise bound by a previously entered order can attempt to obtain relief from such an order by alleging circumstances which may warrant a change or modification in the order, or circumstances such as fraud, mistake, inadvertence, excusable neglect, newly discovered evidence, or similar matters which may justify vacating the order entirely, or otherwise changing or modifying it (collectively "Changed Circumstances"). With full knowledge and understanding of what are, or may be, its present or future rights and remedies based on allegations of Changed Circumstances, Borrower and Guarantor: (i) expressly disavows that there are any matters which constitute any kind of Changed Circumstances as of the date hereof; and (ii) in all events, expressly waives any and all rights and remedies which it has, or may have, now or in the future, based on any Changed Circumstances, and Borrower and Guarantor voluntarily assume the risk of any Changed Circumstances.

                                   Article 8.

                                  Miscellaneous
                                  -------------

         8.1 Expenditures and Expenses. Borrower agrees to promptly pay all reasonable Costs incurred by Lender in connection with the underwriting, approval, documentation, modification, workout, collection or enforcement of the Loan or any of the Loan Documents (as applicable) (including, but not limited to all fees, costs and expenses of Lender's Inspectors ) and all such Costs shall be included as additional indebtedness bearing interest at the Default Rate set forth in the Note until paid. For the purposes hereof "Costs" shall mean all expenditures and expenses which may be paid or incurred by or on behalf of Lender including repair costs, payments to remove or protect against liens, attorneys' (primary and local) and legal fees and costs (including, but not limited to, all appellate level and post judgment proceedings), receivers' fees, appraisers' fees, engineers' fees, accountants' fees, independent consultants' fees (including environmental consultants), all costs and expenses incurred in connection with any of the foregoing, Lender's out-of-pocket costs and expenses related to any audit or inspection of the Property, outlays for documentary and expert evidence, stenographers' charges, documentary transfer and stamp taxes, publication costs, and costs (which may be estimates as to items to be expended after entry of an order or judgment) for procuring all such abstracts of title, title searches and examination, title insurance policies, and similar data and assurances with respect to title as Lender may deem reasonably necessary either to prosecute any action or to evidence to bidders at any sale of the Collateral the true condition of the title to, or the value of, the Collateral.

         8.2 Right to Cure. Lender may from time to time, in its sole and absolute discretion (but shall have no obligation to do so), for Borrower's account and at Borrower's expense, pay any amount or do any act required of Borrower hereunder or required under the Loan Documents, or requested by Lender to preserve, protect, maintain or enforce the Loan, the Property or any other collateral, and which Borrower fails to pay or do or cause to be paid or done, including, without limitation, payment of insurance premiums, taxes or assessments, warehouse charge, finishing or processing charge, landlord's claim, and any other lien upon or with respect to the or any other collateral. All payments that Lender makes pursuant to this Section and all out-of-pocket costs and expenses that Lender pays or incurs in connection with any action taken by it hereunder shall be deemed Costs. Any payment made or other action taken by Lender pursuant to this Section shall be without prejudice to any right to assert an Event of Default hereunder and to pursue Lender's other rights and remedies with respect thereto.

         8.3 Disclosure of Information. Borrower agrees that Lender shall have the right (but shall be under no obligation) to make available to any party for the purpose of granting participation in or selling, transferring, assigning or conveying all or any part of the Loan (including any governmental agency or authority and any prospective bidder at any sale of the Property) any and all information which Lender may have with respect to the Property, Borrower and Guarantor whether provided by such party or any third party or obtained as a result of any environmental assessments. Borrower and Guarantor agree that Lender shall have no liability whatsoever as a result of delivering any such information to any third party, and Borrower and Guarantor, on behalf of themselves and their successors and assigns, hereby release and discharge Lender from any and all liability, claims, damages, or causes of action, arising out of, connected with or incidental to the delivery of any such information to any third party.

         8.4 Sale of Loan. Lender, at any time and without the consent of Borrower or Guarantor, may grant, participation in or sell, transfer, assign and convey all or any portion of its right, title and interest in and to the Loan, this Agreement and the other Loan Documents, any guaranties given in connection with the Loan and any collateral given to secure the Loan. In addition, notwithstanding anything herein to the contrary, Borrower agrees that Lender may assign, pledge or transfer this Agreement and its rights hereunder and the assignee shall be entitled to the performance of all of Borrower's agreements and obligations under this Agreement, and shall be entitled to enforce all the rights and remedies of Lender under this Agreement for the benefit of assignee, as fully as if assignee were herein by name specifically given such-rights and remedies. Borrower expressly agrees that it will assert no claims or defenses that it may have against Lender against the assignee, except those specifically available under this Agreement.

         8.5 Intentionally Deleted.


         8.6 Forbearance by Lender Not a Waiver. Any forbearance by Lender in exercising any right or remedy under any of the Loan Documents, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. Lender's acceptance of payment of any sum secured by any of the Loan Documents after the due date of such payment shall not be a waiver of Lender's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procurement of insurance or the payment of taxes or other liens or charges by Lender shall not be a waiver of Lender's right to accelerate the maturity of the Loan, nor shall Lender's receipt of any awards, proceeds or damages operate to cure or waive Borrower's or Guarantor's, default in payment or sums secured by any of the Loan Documents. With respect to all Loan Documents, only waivers made in writing by Lender shall be effective against Lender.

         8.7 Waiver of Statute of Limitations and Other Defenses. Borrower and Guarantor hereby waive the right to assert any statute of limitations or any other defense as a bar to the enforcement of the lien created by any of the Loan Documents or to any action brought to enforce the Note or any other obligation secured by any of the Loan Documents.

         8.8 Governing Law; Severabilty. This Agreement and the Loan Documents shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, which shall govern the enforceability and validity of the obligations arising under the Note and the Loan Documents. The invalidity, illegality or enforceability of any provision of this Agreement shall not affect or impair the validity, legality or enforceability of the remainder of this Agreement, and to this end, the provisions of this Agreement are declared to be severable.

         8.9 Relationship and Indemnity.

         (i) The relationship between Lender and Borrower and Guarantor shall be that of creditor-debtor only. No term in this Agreement or in the other Loan Documents arid no course of dealing between the parties shall be deemed to create any relationship of agency, partnership or joint venture or any fiduciary duty by Lender to any other party.

         (ii) To the, fullest extent permitted by law, Borrower hereby agrees to indemnify, protect, hold harmless and defend Lender, its successors, assigns and shareholders, directors, officers, employees, and agents from and against any and all losses, damages, costs, expenses (including attorneys' fees [including, but not limited to, all appellate level and post judgment proceedings]), claims; proceedings, penalties, fines and other sanctions in connection with (a) the Property, the collateral or any act or omission of Borrower or Guarantor, their respective employees or agents, whether actual or alleged other than if caused by Lender or Lender's agents wrongful conduct or breach of this Agreement, and
(b) any and all brokers' commissions or other costs of similar type by any party in connection with the Loan except those arising from Lender's conduct. Upon written request by an indemnities, Borrower will undertake, at its own costs and expense, on behalf of such indemnities, using counsel satisfactory to the indemnities in such indemnitee's reasonable discretion, the defense of any legal action or proceeding whether or not such indemnitee shall be a party and for which such indemnitee is entitled to be indemnified pursuant to this section. At Lender's option, Lender may, at Borrower's expense, prosecute or defend any action involving the priority, validity or enforceability of the Deed of Trust.

         8.10 Notice. Any notice or other communication required or permitted to be given shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier or U.S. Mail and shall be deemed given: (a) if served in person, when served; (b) if telecopied, on the date of transmission if before 3:00 p.m. (Chicago time) on a business day; (c) if telecopied, on the date after transmission if on or after 3:00 p.m. (Chicago time) on a business day; provided that in the case of (b) or
(c) above, a hard copy of such notice is also sent pursuant to (d) or (e) below;
(d) if by overnight courier, on the first business day after delivery to the courier; or (e) if by U.S. Mail, certified or registered mail, return receipt requested on the third (3rd) day after deposit in the mail postage prepaid.

Notices to Borrower:           Old Point Comfort Hotel, L.L.C.
                               104 Woodhall Drive
                               Richmond, VA 23229
                               Attn: John Knorr
                               Fax: (804) 750-1087

With a copy to:                Gorham Rutter, Jr.
                               517 Springcreek Drive
                               Longwood, FL 32779
                               Fax: (407) 869-5584

Notices to Lender:             JDI Hampton, L.L.C.
                               c/o JDI Realty L.L.C.
                               150 South Wacker Drive, Suite 2660
                               Chicago, Illinois 60606
                               Attention: Jeffrey I. Aeder or
                                          Kevin C. Connor
                               Fax: (312) 782-4563

With a copy to:                D'Ancona & Pflaum LLC
                               111 East Wacker Drive
                               Suite 2800
                               Chicago, Illinois 60601
                               Attention: Marc S. Joseph
                               Fax: (312) 602-3060

         8.11 Successors and Assigns Bound; Joint and Several Liability; Agents; and Captions. The covenants and agreements contained in the Loan Documents shall bind, and the rights thereunder shall inure to, the respective successors and assigns of Lender, Borrower and Guarantor subject to the provisions of this Agreement. Borrower acknowledges and agrees that Lender may assign; pledge or transfer this Agreement and its rights hereunder and the assignee shall be entitled to the performance of all of Borrower's agreements and obligations under this Agreement, and shall be entitled to enforce all the rights and remedies of Lender under this Agreement for the benefit of assignee, as fully as if assignee were herein by name specifically given such rights and remedies. Borrower expressly agrees that it will assert no claims or defenses that it may have against Lender against the assignee, except those specifically available under this Agreement. All covenants and agreements of Borrower and Guarantor shall be joint and several. In exercising any rights under the Loan Documents or taking any actions provided for therein, Lender may act through its employees, agents or independent contractors as authorized by Lender.

         8.12 Headings. The captions and headings of the paragraphs of this Agreement are for convenience only and are not to be used to interpret or define the provisions hereof.

         8.13 Terms and Usage. As used in the Loan Documents "business day" means any day, other than a Saturday or a Sunday, when banks in Chicago, Illinois are not required or authorized to be closed.

         8.14 Loss of Note. Upon notice from Lender of the loss, theft, or destruction of the Note and upon receipt of an indemnity reasonably satisfactory to Borrower from Lender, or in the case of mutilation of the Note, upon surrender of the mutilated Note, Borrower shall make and deliver a new note of like tenor in lieu of the then to be superseded Note.

         8.15 Time of Essence. Time is of the essence of this Agreement and the performance of each of the covenants and agreements contained herein.

         8.16 Service of Process/Venue. Borrower hereby consents to service of process, and to be sued, in the State of Illinois and consents to the jurisdiction of the courts of the State of Illinois, Cook County and the United States District Court for the Northern District of Illinois as well as the jurisdiction of all courts from which an appeal may be taken from such courts, for the purpose of any suit, or other proceeding arising out of any of their obligations hereunder, and expressly waive any and all objections they may have as to venue in any such courts and consents that all such services of process may be made by certified mail return receipt requested, directed to Borrower at the address indicated herein and service so made shall be complete five (S) days after the same has been deposited in the U.S. mails as aforesaid.

         8.17 Jury Trial Waiver. BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AGREEMENT AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY BORROWER AND LENDER, AND BORROWER ACKNOWLEDGES THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF OF LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INCLUDE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. BORROWER AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH OF THEM HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER AND LENDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

         8.18 Counterparts. This Agreement may be executed in counterparts, contain more than one counterpart of the signature page, and executed by the affixing of the signatures of each of the parties to one or more of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

         8.19 Final Agreement/Modification. This Agreement, together with the other Loan Documents, is intended as the final expression of the agreement between Borrower and Lender. All prior discussions, negotiations and agreements are of no further force and effect. This Agreement can be modified only in writing executed by all parties.

         8.20 Continuing Agreement. This Agreement shall in all respects be a continuing agreement and shall remain in full force and effect (notwithstanding, without limitation, the death, incompetency or dissolution of Borrower or Guarantor).

         8.21 No Third Party Benefits. This Agreement, the Deed of Trust the Note and the other Loan Documents are made for the sole benefit of Lender and Borrower, and no other party shall have any legal interest of any kind under or by reason of any of the foregoing. Whether or not Lender elects to employ any or all the rights, powers or remedies available to it under any of the foregoing, Lender shall have no obligation or liability of any kind to any third party by reason of any of the foregoing or any of the Lender's actions or omissions pursuant thereto or otherwise in connection with this transaction.

         8.22 ACKNOWLEDGMENT. BORROWER ACKNOWLEDGES THAT IT HAS THOROUGHLY READ AND REVIEWED THE TERMS AND PROVISIONS OF THIS AGREEMENT, THE ATTACHED SCHEDULES AND THE LOAN DOCUMENTS AND IS FAMILIAR WITH THE TERMS OF SAME; THAT THE TERMS AND PROVISIONS CONTAINED IN THIS AGREEMENT HAVE BEEN THOROUGHLY READ BY BORROWER AND ARE CLEARLY UNDERSTOOD AND FULLY AND UNCONDITIONALLY CONSENTED TO BY BORROWER. BORROWER HAS HAD FULL BENEFIT AND ADVICE OF COUNSEL OF ITS SELECTION, IN REGARD TO UNDERSTANDING THE TERMS, MEANING, AND EFFECTS OF THIS AGREEMENT. BORROWER FURTHER ACKNOWLEDGES THAT ITS EXECUTION OF THIS AGREEMENT AND THE LOAN DOCUMENTS IS DONE FREELY, VOLUNTARILY AND WITH FULL KNOWLEDGE, AND WITHOUT DURESS, AND THAT IN EXECUTING THIS AGREEMENT AND THE LOAN DOCUMENTS, BORROWER HAS RELIED ON NO OTHER REPRESENTATIONS, EITHER WRITTEN OR ORAL, EXPRESS OR IMPLIED, MADE TO IT BY ANY OTHER PARTY TO THE AGREEMENT; AND THAT THE CONSIDERATION RECEIVED BY BORROWER UNDER THIS AGREEMENT AND THE LOAN DOCUMENTS AND HAS BEEN ACTUAL AND ADEQUATE.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement or have caused the same to be executed by their duly authorized representatives as of the date first above written.

                                           BORROWER:

                                           OLD POINT COMFORT HOTEL, L.L.C.,
                                           a Virginia limited liability company



                                           By: /s/ C. John Knorr, Jr.
                                              ---------------------------------
                                           Its:  President
                                              ---------------------------------
                                           Name: C. John Knorr
                                              ---------------------------------

                                           LENDER:

                                           JDI HAMPTON, L.L.C., an Illinois
                                           limited liability company


                                           By:
                                              ---------------------------------
                                           Its:
                                              ---------------------------------
                                           Name:
                                              ---------------------------------

                                  Exhibit "A"

    All those certain parcels of land located on the United States Military Reservation at Fort Monroe, City of Hampton, Virginia, commonly known as "The
  Chamberlin Hotel" together with the buildings and improvements thereon; more particularly described as follows:

    Beginning at the point of intersection of the inside or west side of the sidewalk on the west side of Ingalls Road and the inside or south side of the sidewalk on the south side of Fenwick Road; thence, along the inside of the sidewalk on the south side of Fenwick Road westerly to the northwest end of the seawall; thence, southerly, southeasterly, northeasterly and again southeasterly along the seawall to the inside or west side of the sidewalk on the west side of Ingalls Road, thence along the inside of the sidewalk on the westside of Ingalls
 Road northerly to the point of beginning, containing 5.09 acres, more or less, as shown outlined in red on map entitled "Lease to Richmond Hotels, Inc. -
                   Chamberlin Hotel, Fort Monroe, Virginia."

                                   EXHIBIT B

                              Permitted Exceptions
                              --------------------

Exceptions ________________________ and __________________, as shown on Title
Commitment No. ____________, issued as of _____________, 2000 by Nations Title Company.

                                   EXHIBIT C

                                     Budget
                                     ------

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

Marc S. Joseph
D'Ancona & Pflaum LLC
111 East Wacker Drive
Suite 2800
Chicago, Illinois 60601

TAX MAP NUMBER:
              ---------------------

TAX INDENTIFICATION
NUMBER:
       -------------------------


            LEASEHOLD DEED OF TRUST, ASSIGNMENT OF RENTS AND LESSOR'S
            ---------------------------------------------------------
         INTEREST IN LEASES, SECURITY AGREEMENT. FINANCING STATEMENT AND
         ---------------------------------------------------------------
                                 FIXTURE FILING
                                 --------------

         This Leasehold Deed of Trust, Assignment of Rents and Lessor's Interest in Leases, Security Agreement and Financing Statement and Fixture Filing (called "Deed of Trust") is made this 14 day of September, 2000, by and among, OLD
POINT COMFORT HOTEL, L.L.C., a Virginia limited liability company, whose mailing address is 104 Woodhall Drive, Richmond, VA 23229, hereinafter called "Trustor",
E. DUFFY MYRTETUS, whose mailing address is c/o LeClair Ryan, a Professional Corporation, 707 East Main Street, 11th Floor, Richmond, Virginia 23219, hereinafter called "Trustee", and JDI HAMPTON, L.L.C., an Illinois limited liability company, whose mailing address is c/o JDI Realty L.L.C., 150 South Wacker Drive, Suite 2660, Chicago, Illinois, 60606, hereinafter called "Beneficiary".

                                  WITNESSETH:
                                  -----------

         Trustor is justly indebted to Beneficiary in the principal sum of ONE MILLION SIX HUNDRED SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($1,675,000.00) (the "Loan") evidenced by a certain Note (the "Note") of even date herewith in that amount, made by Trustor and payable to the order of and delivered to Beneficiary, in and by which said Note Trustor promises to pay the said principal sum and interest in the manner and at the rates as provided therein. The unpaid principal amount and all accrued and unpaid interest due under the Note, if not sooner paid, shall be due on September 13, 2001, except that if certain conditions described in the Note are not satisfied in accordance with the provisions thereof, the unpaid principal amount and all accrued and unpaid interest due under the Note shall be due on such earlier date or dates as are specified in the Note. All such payments on account of the indebtedness evidenced by the Note shall be first applied to interest on the unpaid principal balance and the remainder to principal, and all of said principal and interest shall be payable at such place as the holder or holders of the Note may from time to time in writing appoint, and in the absence of such appointment, then at the office of Beneficiary, at c/o. JDI Realty L.L.C., 150 South Wacker Drive, Suite 2660, Chicago, Illinois 60606.

         NOW, THEREFORE, Trustor, to secure the payment of said principal sum of money and said interest in accordance with the terms, provisions and limitations of this Deed of Trust, the Loan Agreement (as hereinafter defined) and of the Note secured hereby, together with any extensions, renewals or refinancings thereof, and the performance of the covenants and agreements herein contained and in the Note and the other Loan Documents (as hereinafter defined) by Trustor or Guarantor (as hereinafter defined) to be performed, and of any and all additional loans or advances made by Beneficiary to Trustor and/or the then record owner or owners of all or part of the property described herein, and extensions, modifications or renewals, when evidenced by a promissory notes) reciting that they are secured by this Deed of Trust, and also in consideration of the sum of TEN DOLLARS ($10.00) in hand paid, the receipt and sufficiency of which are hereby acknowledged, does by these presents irrevocably grant, convey, transfer, and assign to Trustee, in trust, with power of sale, all of Trustor's present and future estate, right, title and interest in and to the leasehold estate created under and by virtue of that certain Department of the Army Lease dated June 30, 1998 by and between a secretary of the Army, as Lessor, and Mortgagor, as Lessee, recorded on October 2, 2000 as Instrument 015373 and all extensions, renewals and assignments thereof (the "Ground Lease"), which Ground Lease demises for a term of forty (40) years, that real property located in the City of Hampton, Virginia and commonly known as the Chamberlin Hotel in Hampton, Virginia and legally described in Exhibit A attached hereto and made a part hereof, which, together with the property hereinafter described, is referred to herein as the "Premises";

         TOGETHER with all easements, rights of way, strips and gores of land, vaults, streets, alleys, water rights, mineral rights, and rights used in connection with the Premises or to provide a means of access to the Premises, and all tenements, hereditaments and appurtenances thereof and thereto pertaining or belonging, and all underground and overhead passageways and licenses in connection therewith;

         TOGETHER with all leasehold estates, right, title and interest of the Trustor in any and all leases, subleases, licenses, management agreements, arrangements, concessions, or agreements, written or oral, relating to the use and occupancy of the Premises and improvements or any portion thereof located thereon, now or hereafter existing or entered into;

         TOGETHER with all rentals, earnings, income, deposits, security deposits, receipts, royalties, revenues, issues and profits, accounts receivables, room rentals, food and beverage revenues and other amounts generated from the use, occupancy and operation of the Premises for so long and during all such times as Trustor may be entitled thereto (which are pledged primarily and on a parity with said real estate and not secondarily);

         TOGETHER with any and all buildings and improvements now or hereafter erected on the Premises, including, but not limited to, the fixtures, attachments, appliances, equipment, machinery, and other articles attached to said buildings and improvements and all tangible personal property owned by Trustor now or any time hereafter located on or at the Land or used in connection therewith, including, but not limited to, all goods, machinery, tools, equipment (including fire sprinklers and alarm systems, air conditioning, heating, boilers, refrigerating, electronic monitoring, water, lighting, power, sanitation, waste removal, entertainment, recreational, window or structural cleaning rigs, maintenance and all other equipment of every kind), any and all lobby and other indoor or outdoor furniture (including tables, chairs, planters, desks, sofas, shelves, lockers and cabinets), furnishings, appliances, inventory, rugs, carpets and other floor coverings, draperies, drapery rods and brackets, awnings, venetian blinds, partitions, chandeliers and other lighting fixtures, and all other fixtures, apparatus, equipment, furniture, furnishings, and articles used in connection with the operation of the Premises, it being understood that the enumeration of any specific articles of property shall in nowise result in or be held to exclude any items of property not specifically mentioned;

         TOGETHER with all the estate, interest, right, title, and other claim or demand, including claims or demands with respect to the proceeds of insurance in effect with respect thereto, which Trustor now has or may hereinafter acquire in the Premises, and any and all awards made for the taking by eminent domain, or by any proceedings or purchase in lieu thereof, of the whole or any part of the Premises, including without limitation any awards resulting from the change of grade of streets and awards for severance damages.

          All of the land, estate and property hereinabove described, real, personal and mixed, whether affixed or annexed or not (except where otherwise hereinabove specified) and all rights hereby conveyed and mortgaged are intended so to be as a unit and are hereby understood, agreed and declared to form a part and parcel of the real estate and to be appropriated to the use of the real estate, and shall for the purposes of this Deed of Trust be deemed to be real estate and conveyed and mortgaged hereby.

          Trustor represents and covenants that it is the holder of a leasehold interest in the Premises, that it is lawfully seized of the Premises, that the same are unencumbered except for such liens and encumbrances as shall have been expressly approved in writing by Beneficiary (the "Permitted Exceptions"), and that it has good right, full power and lawful authority to convey and mortgage the same, and that it will warrant and forever defend said Premises and the quiet and peaceful possession of the same against the lawful claims of all persons whomsoever.

          IT IS FURTHER UNDERSTOOD AND AGREED THAT:

         1.       Maintenance, Repair and Restoration of Improvements Payment of
                  --------------------------------------------------------------
                  Prior Liens etc.
                  ----------------

          Trustor shall (a) promptly repair, restore or rebuild any buildings or improvements now or hereafter on the Premises which may become damaged or be destroyed; (b) keep the Premises in good condition and repair, without waste, and free from mechanics' liens or other liens or claims for lien, except that Trustor shall have the right to contest in good faith and with diligence the validity of any such lien or claim upon: (i) placing a bond with Beneficiary in an amount, form, content and issued by a surety acceptable to Beneficiary for the payment of any such lien, or (ii) obtaining a title indemnity insuring Beneficiary's interest against said lien in an amount, form, content and issued by a title insurance company acceptable to Beneficiary, in either case within ten (10) days after the filing of such lien; (c) immediately pay when due any indebtedness which may be secured by a lien or charge on the Premises superior or inferior to the lien hereof (no such superior or inferior lien to be permitted hereunder), and upon request, exhibit satisfactory evidence of the discharge of any such lien to Beneficiary; (d) complete any building or buildings, and all construction work with respect thereto, now or at any time in process of construction upon the Premises; (e) comply with all requirements of law, municipal ordinances and restrictions of record with respect to the Premises or the use thereof, including, without limitation, those relating to building, zoning, environmental protection, health, fire and safety; (f) make no structural or non-structural alterations to the Premises or any buildings or other improvements now or hereafter constructed thereon, without the prior written consent of Beneficiary, except as provided for in the Loan Agreement (as hereinafter defined); (g) suffer or permit no change in the general nature of the occupancy of the Premises, without the prior written consent of Beneficiary; (h) initiate or acquiesce in no zoning reclassification without the prior written consent of Beneficiary; and (i) pay each item of indebtedness secured by this Deed of Trust when due according to the terms hereof or of the Note. As used in this Article and elsewhere in this Deed of Trust, the term "indebtedness" shall mean and include the principal sum evidenced by the Note, together with all interest thereon and all other amounts payable to Beneficiary thereunder, and all other sums at any time secured by this Deed of Trust.

         2.       Payment of Taxes and Assessments.
                  --------------------------------

         Trustor shall pay before any penalty or interest attaches all general taxes, special taxes, special assessments, water charges, sewer service charges, and electric, gas and other utility charges, and all other liens or charges levied or assessed against the Premises of any nature whatsoever when due, and shall furnish to Beneficiary, upon request, duplicate receipts of payment therefor. If any special assessment is permitted by applicable law to be paid in installments, Trustor shall have the right to pay such assessment in installments, so long as all such installments are paid prior to the due date thereof.

         3.       Tax Deposits.
                  ------------

         In order to more fully protect the security of this Deed of Trust and to provide security to Beneficiary for the payment of the amounts required under Paragraph 2 above, Trustor agrees to pay tax deposits to Beneficiary, at such place as Beneficiary may from time to time in writing appoint and in the absence of such appointment, then at the office of the Beneficiary in Chicago, Illinois, each month at the due date for the monthly installments of principal and interest as provided for under the Note (in addition to paying the principal and interest provided for under the Note) in an amount as determined by Beneficiary pursuant to the terms of the Loan Agreement. Any Such deposits made by Trustor shall be disbursed in accordance with the terms and conditions of the Loan Agreement.

         4.       Beneficiary's Interest In and Use of Deposits.
                  ---------------------------------------------

         In the event of a default under any of the provisions contained in this Deed of Trust, the Note or the Loan Documents, Beneficiary may, at its option, without being required so to do, apply any monies at the time on deposit pursuant to Paragraph 3 hereof to any of Trustor's obligations herein or in the Note or Loan Documents contained, in such order and manner as Beneficiary may elect. When the indebtedness secured hereby pledged as additional security for the indebtedness hereunder and shall be irrevocably applied by Beneficiary for the purposes for which made hereunder and shall not be subject to the direction or control of Trustor; provided, however, that Beneficiary shall not be liable for any failure to apply such funds after an Event of Default (as defined in Paragraph 13 hereof). In addition, Beneficiary shall not be liable for any act or omission taken in good faith or pursuant to the instruction of any party.

         5.       Insurance.
                  ---------

         Trustor shall at all times keep all buildings, improvements, fixtures and articles of personal property now or hereafter situated on the Premises insured, pursuant to an all risk policy of insurance issued by a company rated A-13 or better by Best among property and casualty insurers, or such other rating as approved by Beneficiary, against loss or damage by fire and such other hazards as may reasonably be required by Beneficiary, including without limitation: (a) fire and extended coverage insurance, with vandalism and malicious mischief endorsements, for the full replacement value of the Premises;
(b) rent or business loss insurance for the same perils described in (a) above, payable at the rate per month specified from time to time by Beneficiary and for a period of one year; (c) boiler and sprinkler damage insurance in an amount satisfactory to Beneficiary, if and so long as the Premises shall contain a boiler and sprinkler system, respectively; (d) if the Premises are located in a flood hazard district, flood insurance whenever in the opinion of Beneficiary such protection is necessary and is available; (e) dramshop insurance in an amount satisfactory to Beneficiary; and (f) such other insurance as Beneficiary may from time to time require. Trustor also shall at all times maintain comprehensive public liability, property damage and workers' compensation insurance covering the Premises and any employees thereon, with such limits for personal injury, death and property damage as Beneficiary may require. All policies of insurance to be furnished hereunder shall be in forms, amounts and deductibles, and from companies, satisfactory to Beneficiary, with mortgage clauses attached to all policies in favor of and in form satisfactory to Beneficiary, including a provision requiring that the coverage evidenced thereby shall not be terminated or materially modified without fifteen (15) days' prior written notice to Beneficiary. Trustor shall deliver all policies, including additional and renewal policies, to Beneficiary, and, in the case of insurance about to expire, shall deliver renewal policies not less than fifteen (15) days prior to their respective dates of expiration.

         Trustor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained hereunder unless Beneficiary is included thereon under a standard Mortgage clause acceptable to Beneficiary. Trustor immediately shall notify Beneficiary whenever any such separate insurance is taken out and promptly shall deliver to Beneficiary the policy or policies of such insurance.

         In the event of loss Trustor will give immediate notice of such loss by mail to Beneficiary, who shall have the right, but not the obligation, to make proof of loss. Beneficiary is at all times authorized to collect and receipt for any insurance money. Each insurance company concerned is hereby authorized and directed to make payment for such loss to Trustor and Beneficiary jointly, and the insurance proceeds, or any part thereof, shall, at the option of Beneficiary, either be applied by Beneficiary to (i) the outstanding indebtedness due from Trustor to Beneficiary or (ii) the restoration or repair of the property damaged as provided in Paragraph 19 hereof. In the event of judicial foreclosure, non-judicial sale or deed in lieu of foreclosure, all right, title and interest of Trustor in and to any and all insurance policies then in force shall pass to the party acquiring title to the Premises as the result thereof. Trustor shall furnish Beneficiary, without cost to Beneficiary, at the request of Beneficiary, from time to time, evidence of the replacement value of the Premises. In the event of an entry of decree of foreclosure, Trustor authorizes and empowers Beneficiary to effect insurance upon the Premises in the amounts aforesaid, for a period covering the time from entry of said decree to and including the date of sale, and if necessary therefor, to cancel any or all existing insurance policies.

         6.       Condemnation.
                  ------------

         If all or any part of the Premises are damaged, taken or acquired, either temporarily or permanently, in any condemnation proceeding, or by exercise of the right of eminent domain, the amount of any award or other payment for such taking or damage made in consideration thereof, to the extent of the full amount of the remaining unpaid indebtedness secured by this instrument, is hereby assigned to Beneficiary, who is empowered to collect and receive the same and to give proper receipts therefor in the name of Trustor, and the same shall be paid forthwith to Beneficiary, who shall release any such award or monies so received or apply the same in whole or in part, after the payment of all of its expenses, including costs and attorneys fees, at the option of Beneficiary either to (i) the outstanding indebtedness due from Trustor to Beneficiary or (ii) the restoration or repair of the property damaged as provided in Paragraph 19 hereof, if the property can be restored or repaired to constitute a complete architectural unit. In the event the said property cannot be restored or repaired to constitute a complete architectural unit, then such award or monies received, after the payment of the expenses of Beneficiary as aforesaid, shall be applied on account of the unpaid principal balance of the Note, irrespective of whether such principal balance is then due and payable. Furthermore, in the event such award or monies so received shall exceed the cost of restoration or repair of the property and the expenses of Beneficiary as aforesaid, then such excess monies shall be applied on account of the unpaid principal balance of the Note.

         7.       Documentary/Transfer Taxes
                  --------------------------

         If, by the laws of the United States of America, or of any state having jurisdiction over Trustor, any tax is due or becomes due in respect of the issuance of this Deed of Trust or the Note hereby secured, Trustor covenants and agrees to pay such tax in the manner required by any such law: Trustor further covenants to reimburse Beneficiary for any sums which Beneficiary may expend by reason of the imposition of any tax on the issuance of this Deed of Trust or the Note secured hereby. Notwithstanding the foregoing, Trustor shall not be required to pay any income or franchise taxes of Beneficiary.

         8.       Observance of Lease Assignment
                  ------------------------------

         As additional security for the payment of the Note secured hereby and for the faithful performance of the terms and conditions contained herein, Trustor, as lessor, has assigned to Beneficiary all of its right, title and interest as lessor in and to all leases, rentals, earnings, income, deposits, security deposits, receipts, royalties, revenues, issues and profits, accounts receivables, room rental, food and beverage revenues and other amounts. generated from the use, occupancy and operation of the Premises which now or hereafter affect the Premises pursuant to the Assignment of Rents and Lessor's Interest in Leases of even date herewith.

         Trustor will not, without Beneficiary's prior written consent: (i) execute, renew, cancel, modify or amend any lease for all or any portion of the Premises; (ii) execute an assignment or pledge of any rents and/or any leases affecting all or any portion of the Premises; or (iii) accept any prepayment of any installment of any rents more than thirty (30) days before the due date of such installment, other than security and other deposits.

         Trustor at its sole cost and expense will (i) at all times promptly and faithfully abide by, discharge and perform all of the covenants, conditions and agreements contained in all leases affecting all or any portion of the Premises, on the part of the lessor thereunder to be kept and performed; (ii) use its best efforts to enforce or secure the performance of all of the covenants, conditions and agreements of such leases on the part of the lessees to be kept and performed; (iii) appear in and defend any action or proceeding arising under, growing out of or in any manner connected with such leases or the obligations, duties or liabilities of the lessor or of the lessees thereunder; (iv) as additional security for the payment of the Note secured hereby and for the faithful performance of the terms and conditions contained herein, transfer and assign to Beneficiary any lease or leases affecting all or any portion of the Premises heretofore or hereafter entered into, and make, execute and deliver to Beneficiary, upon demand, any and all instruments required to effectuate said assignment; (v) give written notice to Beneficiary within five (5) days of the occurrence of any material default under any lease affecting all or any portion of the Premises; and (vi) exercise within five (5) days of any demand therefor by Beneficiary any right to request from the lessee under any lease affecting all or any portion of the Premises a certificate with respect to the status thereof.

         Nothing in this Deed. of Trust or in any other documents relating to the loan secured hereby shall be construed to obligate Beneficiary, expressly or by implication, to perform any of the covenants of Trustor as lessor under any of the leases assigned to Beneficiary or to pay any sum of money or damages therein provided to be paid by the lessor, each and all of which covenants and payments Trustor agrees to perform and pay.

         In the event of the enforcement by Beneficiary of the remedies provided for by law or by this Deed of Trust, the lessee under each lease affecting all or any portion of the Premises shall, at the option of Beneficiary, attorn to any person succeeding to the interest of Trustor as a result of such enforcement and shall recognize such successor in interest as lessor under such lease without change in the terms or other provisions thereof; provided, however, that said successor in interest shall not be bound by any payment of rent or additional rent for more than one (1) month in advance or any amendment or modification to any lease made without the consent of Beneficiary or said successor in interest. Each lessee, upon request by said successor in interest, shall execute and deliver an instrument or instruments confirming such attornment.

         Beneficiary shall have the option to declare this Deed of Trust (after the expiration of the cure period expressly provided for in Paragraph 13(b) below) in default because of a default of the lessor under any lease affecting all or any portion of the Premises which is not cured by the lessor within the applicable cure period, if any, whether or not such default is cured by Beneficiary pursuant to the right granted herein. It is covenanted and agreed that a default remaining uncured after the expiration of any applicable cure periods expressly provided for under the Assignment of Rents and Lessor's Interest in Leases referred to in the first grammatical paragraph of this Paragraph 8 or under any assignment of leases executed pursuant to this Paragraph 8 shall constitute a default hereunder on account of which the whole of the indebtedness secured hereby shall at once, at the option of Beneficiary, become immediately due and payable without notice to Trustor.

         9.       Effect of Extensions of Time.
                  ----------------------------

         If the payment of said indebtedness or any part thereof be extended or varied or if any part of any security for the payment of the indebtedness be released, all persons now or at any time hereafter liable therefor, or interested in the Premises, shall be held to assent to such extension, variation or release, and their liability and the lien and all provisions hereof shall continue in full force, the right of recourse against all such persons being expressly reserved by Beneficiary, notwithstanding such extension, variation or release.

         10.      Effect of Changes in Laws Regarding Taxation.
                  --------------------------------------------

         In the event of the enactment after this date of any law of the State of Virginia deducting from the value of the land for the purpose of taxation any lien thereon, or imposing upon Beneficiary the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Trustor, or changing in any way the laws relating to the taxation of deeds of trust or debts secured by deeds of trust or Beneficiary's interest in the Premises, or the manner of collection of taxes, so as to affect this Deed of Trust or the debt secured hereby or the holder or holders thereof, then, and in any event, Trustor, upon demand by Beneficiary, shall pay such taxes or assessments, or reimburse Beneficiary therefor; provided, however, that Trustor shall not be deemed to be required to pay any income or franchise taxes of Beneficiary. Notwithstanding the foregoing, if in the opinion of counsel for Beneficiary (a) it might be unlawful to require Trustor to make such payment or
(b) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in such event, Beneficiary may elect, by notice in writing given to Trustor, to declare all of the indebtedness secured hereby to be and become due and payable thirty (30) days from the giving of such notice.

         ll.      Beneficiary's Performance of Defaulted Acts.
                  -------------------------------------------

         In case of default hereunder or under any Loan Document, Beneficiary may, but need not, make any payment or perform any act herein required of Trustor in any form and manner deemed expedient, and may, but need not, make full or partial payments of principal or interest on prior encumbrances, if any, and purchase, discharge, compromise or settle any tax lien or other prior lien or title or claim thereof, or redeem from any tax sale or forfeiture affecting the Premises or consent to any tax or assessment or cure any default of Landlord under any lease affecting all or any portion of the Premises. All monies paid for any of the purposes herein authorized and all expenses paid or incurred in connection therewith, including attorneys fees (including, but not limited to, all appellate level and post judgment proceedings) and any other monies advanced by Beneficiary in regard to any tax referred to in Paragraph 7 hereof or to protect the Premises or the lien hereof, shall be so much additional indebtedness secured hereby, and shall become immediately due and payable without notice and with interest thereon at an annual rate equal to the Default Rate (as defined in the Note). The interest accruing under this Paragraph 11 shall be immediately due and payable by Trustor to Beneficiary, and shall be additional indebtedness evidenced by the Note and secured by this Deed of Trust. Inaction of Beneficiary shall never be considered as a waiver of any right accruing to it on account of any default on the part of Trustor.

         12.      Beneficiary's Reliance on Tax bills and Claims for Lien.
                  -------------------------------------------------------

         Beneficiary, in making any payment hereby authorized: (a) relating to taxes and assessments, may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof; or (b) for the purchase, discharge, compromise or settlement of any other prior lien, may do so without inquiry as to the validity or amount of any claim for lien which may be asserted.

         13.      Acceleration of Indebtedness in Event of Default
                  ------------------------------------------------

         The occurrence of any one or more of the following shall constitute an "Event of Default" for purposes of this Deed of Trust:

         (a) Trustor fails to pay on the date when due any installment of principal or interest or other monetary sum payable pursuant to the Note or the Loan Documents and such failure shall continue for a period of five (5) days after such payment was due;

         (b) Trustor fails promptly to perform or cause to be performed any other obligation or to observe any other condition, covenant, term, agreement or provision required to be performed or observed by Trustor under this Deed of Trust; provided, however, that unless and until the continued operation or safety of the Premises, or the priority, validity or enforceability of this Deed of Trust or the lien hereof or the lien of any other security granted to Beneficiary or the value of the Premises is immediately threatened or jeopardized, Trustor shall have a period not to exceed thirty (30) days after written notice of such failure of performance or observance to cure the same; provided, however, that said cure period shall not apply to monetary defaults;

         (c) John Knorr ("Guarantor") or Trustor fails promptly to perform or cause to be performed any other obligation or to observe any other condition, covenant, term, agreement or provision required to be performed or observed by such party under (i) the Note, (ii) the Loan Agreement of even date herewith made by and between Trustor and Beneficiary (the "Loan Agreement"), (iii) Assignment of Rents and Security Agreement of even date herewith from Trustor to Beneficiary, (iv) the Security Agreement of even date herewith from Trustor to Beneficiary, (v) the Continuing Guarantee of even date herewith from Guarantor in favor of Beneficiary, (vii) the Environmental Indemnity Agreement of even date herewith from Guarantor in favor of Beneficiary, (viii) the Collateral Assignment of Management Agreement of even date herewith by and between Trustor and Beneficiary, consented to by Manager pursuant to a Consent to Assignment and Subordination Agreement of even date herewith made by __________________________ ("Manager") to Beneficiary (the documents described in sections (i) through (viii) above, both inclusive of this Deed of Trust, and any and all other documents executed in connection therewith, being hereinafter collectively referred to as the "Loan Documents"); provided, however, that unless and until the continued operation or safety of the Premises, or the priority, validity or enforceability of this Deed of Trust or the lien hereof or the lien of any other security granted to Beneficiary or the value of the Premises is immediately threatened or jeopardized, Trustor shall have a period as provided for in the applicable Loan Document, if any, to cure such failure, provided, however, that said cure period shall not apply to monetary defaults;

         (d) Any inaccuracy or untruth arises in any material representation when made, or in any covenant or warranty at any time, made in this Deed of Trust or in any of the other Loan Documents;

         (e) At any time, Trustor or any Guarantor files a voluntary petition in bankruptcy, or is adjudicated a bankrupt or insolvent, or institutes (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, composition, readjustment, dissolution, liquidation or similar proceedings under any present or future Federal, state or other statute or law, or admits in writing his or its inability to pay his or its debts as they mature, or makes an assignment for the benefit of his or its creditors, or seeks or consents to the appointment of any receiver, trustee or similar officer for all or any substantial part of his or its property;

         (f) The commencement of any involuntary petition in bankruptcy against Trustor or Guarantor or the institution against Trustor or any Guarantor of any reorganization, arrangement, composition, readjustment, dissolution, liquidation or similar proceedings under any present or future Federal, state or other statute or law, or the appointment of a receiver, trustee or similar officer for all or any substantial part of the property of Trustor or Guarantor which shall remain undismissed or undischarged for a period of sixty (60) days;

         (g) A transfer in violation of the provisions of Paragraph 26 hereof occurs;

         (h) The bankruptcy, dissolution, merger or liquidation of Trustor or the bankruptcy, death or adjudicated incompetence of Guarantor; or

         (i) Mortgagor is in default under the Ground Lease.

         If an Event of Default occurs, Beneficiary may, at its option, declare the whole of the indebtedness hereby secured to be immediately due and payable without demand, presentment for payment, notice of nonpayment, grace, protest, notice of protest, notice of intent to accelerate the indebtedness, notice of acceleration of the indebtedness, or any other notice, all of which are expressly waived by Trustor, may, with interest thereon from the date of such Event of Default at the Default Rate. If, while any insurance proceeds or condemnation awards are being held by Beneficiary to reimburse Trustor for the cost of rebuilding or restoration of buildings or improvements on the Premises, as set forth in Paragraph 19 hereof, Beneficiary shall be or become entitled to, and shall accelerate the indebtedness secured hereby, then and in such event, Beneficiary shall be entitled to apply all such insurance proceeds and condemnation awards then held by it in reduction of the indebtedness hereby secured and any excess held by it over the amount of the indebtedness then due hereunder shall be returned to Trustor or any party entitled thereto without interest.

         14.      Foreclosure: Expense of Litigation.
                  -----------------------------------

         When the indebtedness hereby secured, or any part thereof, shall become due, whether by acceleration or otherwise, Beneficiary may give notice of election to cause the Premises to be sold as may be required by law or may be necessary to cause Trustee to exercise the power of sale granted herein. Beneficiary may also elect to commence proceedings for foreclosure of this Deed of Trust in the manner provided by law for such foreclosure. In case of any foreclosure sale of the Premises, the same may be sold in one or more parcels. The foregoing may be accomplished in such manner as permitted or required by applicable Virginia law relating to the sale of real estate and relating to the sale of personalty after default by a debtor. In any suit to foreclose the lien hereof, there shall be allowed and included as additional indebtedness in the decree for sale all expenditures and expenses which may be paid or incurred by or on behalf of Beneficiary for reasonable attorneys' fees, (including, but not limited to all appellate level and post judgement proceedings) appraisers' fees, outlays for documentary and expert :evidence, stenographers' charges, publication costs and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, and similar data and assurances with respect to title, as Beneficiary may deem necessary either to prosecute such suit or to evidence to bidders at any sale which may be had pursuant to such decree the true condition of the title to or the value of the Premises. All expenditures and expenses of the nature in this Paragraph 14 mentioned and such expenses and fees as may be incurred in the protection of the Premises and the maintenance of the lien of this Deed of Trust, including the fees of any attorney employed by Beneficiary in any litigation or other proceeding affecting this Deed of Trust, the Note or the Premises, including probate and bankruptcy proceedings, or in preparation for the commencement or defense of any litigation or other proceeding or threatened litigation or other proceeding, shall be immediately due and payable by Trustor, with interest thereon at the Default Rate, and shall be secured by this Deed of Trust.

         Without limiting the liability of Trustor as set forth above, Trustor shall indemnify Beneficiary and its officers, directors, employees and agents, and hold them harmless from and against all claims, injury, damage, loss and liability of any and every kind to any persons or property by reason of (i) the buildings and all construction work with respect thereto; -(ii) the operation or maintenance of the Premises; or (iii) any other action or inaction by, or matter which is the responsibility of, Trustor.

         This Deed of Trust shall be construed to confer and impose upon the parties hereto, and the Beneficiaries hereunder, the rights, duties and obligations set forth in Va. Code ss.ss. 55-59, et seq. (1950, as amended) in effect as of the date of acknowledgment hereof, and further to incorporate herein the following provisions, by short term reference below pursuant to the provisions of Va. Code ss.55-60 (1950, as amended)

         (a)      Identified by Trustee's signature;
         (b)      Exemptions waived;
         (c)      Subject to all upon default;

         (d)      Priority in direct order of maturity;
         (e)      Substitution of Trustee permitted;
         (f)      Any Trustee may act;
         (g) Advertisement Required. Publication at least four times in a newspaper published or having general circulation in the wherein the property is located;
         (h) Trustee's commission of five percent (5%) gross proceeds of sale;
         (i)      insurance required: $3,000,000.

NOTICE -- THE DEBT SECURED HEREBY IS SUBJECT TO CALL IN FULL OR THE TERMS THEREOF BEING MODIFIED IN THE EVENT OF SALE OR CONVEYANCE OF THE PROPERTY CONVEYED.

         15.      Application of Proceeds of Foreclosure Sale:
                  -------------------------------------------

         The proceeds of any foreclosure sale of the Premises shall be distributed and applied in accordance with applicable law.

         16.      Appointment of Receiver.
                  -----------------------

         Upon, or at any time after, the filing of a complaint to foreclose this Deed of Trust, the court in which such complaint is filed may appoint a receiver of the Premises. Such appointment may be made either before or after sale, without notice, without regard to the solvency or insolvency of Trustor at the time of application for such receiver and without regard to the then value of the Premises or whether the same shall be then occupied as a homestead or not, and Beneficiary or any holder of the Note may be appointed as such receiver. Such receiver shall have power to collect the rents, issues and profits of and from the Premises during the pendency of such foreclosure suit and, in case of a sale and a deficiency during the full statutory period of redemption, whether there be redemption or not, as well as during any further period when Trustor, except for the intervention of such receiver, would be entitled to collect such rents, issues and profits, and all other powers which may be necessary or are usual in such cases for the protection, possession, control, management and operation of the Premises during the whole of said period. The court from time to time may authorize the receiver to apply the net income in his or her hands in payment in whole or in part of: (a) the indebtedness secured hereby, or by any decree foreclosing this Deed of Trust, or any tax, special assessment or other lien which may be or become superior to the lien hereof or of such decree, provided such application is made prior to foreclosure sale; and/or (b) the deficiency in case of a sale and deficiency.

         17.      Rights Cumulative.
                  -----------------

         Each right, power and remedy herein conferred upon Beneficiary is cumulative and in addition to every other right, power or remedy, express or implied, given now or hereafter existing, at law or in equity, and each and every right, power and remedy herein set forth or otherwise so existing may be exercised from time to time as often and in such order as may be deemed expedient by Beneficiary, and the exercise or the beginning of the exercise of one right, power or remedy shall not be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy, and no delay or omission of Beneficiary in the exercise of any right, power or remedy accruing hereunder or arising otherwise shall impair any such right, power or remedy, or be construed to be a waiver of any default or acquiescence therein.

         18.      Beneficiary's Right of Inspection.
                  ---------------------------------

         Beneficiary and its agents shall have the right to inspect the Premises at all reasonable times and access thereto shall be permitted for that purpose.

         19.      Disbursement of Insurance or Condemnation Proceeds.
                  --------------------------------------------------

         In the event Beneficiary elects to apply insurance or condemnation proceeds to restoration:

                  (a) Before commencing to repair, restore or rebuild following damage to, or destruction of, all or a portion of the Premises or of the improvements upon the Premises, whether by fire or other casualty or by condemnation or a taking under the power of eminent domain, Trustor shall obtain from Beneficiary its approval of all site and building plans and specifications pertaining to such repair, restoration or rebuilding.

                  (b) Prior to the payment or application of insurance proceeds or a condemnation or eminent domain award to the repair or restoration of the Premises or of the improvements upon the Premises as provided in Paragraphs S and 6 hereof, Beneficiary shall be entitled to evidence of the following:

                           (i) That Trustor is not then in default under any of
                  the terms, covenants or conditions of the Note or of the Loan Documents;

                           (ii) That either such property has been fully
                  restored, or that the expenditure of such money as may be received from such insurance proceeds or condemnation or eminent domain award will be sufficient to repair, restore or rebuild the Premises or the improvements upon the Premises, free and clear of all liens, except the lien of this Deed of Trust;

                           (iii) That in the event such insurance proceeds or
                  condemnation or eminent domain award shall be insufficient to repair, restore or rebuild such property, Trustor shall deposit with Beneficiary funds equaling such deficiency, which, together with the insurance proceeds or condemnation or eminent domain award, shall be sufficient to repair, restore and rebuild such property; and

                           (iv) That prior to the disbursement of any such
                  proceeds or award held by Beneficiary in accordance with the terms of this Paragraph 19 for the cost of any repair, restoration or rebuilding, Beneficiary shall be furnished with a statement of Trustor's architect, certifying the extent of the repair, restoration and rebuilding completed to the date thereof, and that such repair, restoration and rebuilding have been performed to date in conformity with the plans and specifications approved by Beneficiary; and Beneficiary shall be furnished with appropriate evidence of payment for labor or materials furnished to the Premises, and total or partial lien waivers substantiating such payments.

                  (c) Prior to the payment or application of insurance proceeds or a condemnation or eminent domain award to the repair, restoration or rebuilding of the Premises or of the improvements upon the Premises as provided in Paragraphs 5 and 6 hereof, there shall have been delivered to Beneficiary the following:

                           (i) A waiver of subrogation from any insurer which
                  claims that no liability exists as to Trustor or the then owner or other assured under the policy of insurance in question; and

                           (ii) Such performance and payment bonds, and such
                  insurance, in such amounts, issued by such company or companies and in such forms and substance, as are required by Beneficiary.

                  (d) In the event Trustor shall fail to repair, restore or rebuild the Premises or the improvements upon the Premises within a reasonable time, then Beneficiary, at its option, and upon not less than thirty (30) days' written notice to Trustor, may commence to repair, restore or rebuild such property for or on behalf of Trustor, and for such purpose, may perform all necessary acts to accomplish such repair, restoration or rebuilding. In the event that insurance proceeds or a condemnation or eminent domain award shall exceed the amount necessary to complete the repair, restoration or rebuilding of the Premises or of the improvements upon the Premises, such excess shall be applied on account of the unpaid principal balance of the Note.

                  (e) In the event that Trustor commences the repair, restoration or rebuilding of the Premises or of the improvements upon the Premises, but fails to comply with the conditions precedent to the payment or application of insurance proceeds or a condemnation or eminent domain award set forth in this Paragraph 19, or in the event that Trustor shall fail to repair, restore or rebuild the Premises or the improvements upon the Premises within a reasonable time, and if Beneficiary does not repair, restore or rebuild such property as provided in Paragraph 19(d) hereof, then Beneficiary may, at its option, accelerate the indebtedness evidenced by the Note and apply all or any part of the insurance proceeds or condemnation or eminent domain award against the indebtedness secured hereby.

20.      Release Upon Payment and Discharge of Trustor's Obligations
         -----------------------------------------------------------

         Beneficiary shall release this Deed of Trust and the lien thereof by proper instrument upon payment and discharge of all indebtedness secured hereby, including payment of expenses incurred by Beneficiary in connection with the execution of such release.

21.      Notices.
         -------

         Any notice or other communication required or permitted to be given shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier or U.S. Mail and shall be deemed given: (a) if served in person, when served; (b) if telecopied, on the date of transmission if before 3:00 p.m. (Chicago time) on a business day; (c) if telecopied, on the date after transmission if on or after 3:00 p.m. (Chicago time) on a business day; provided that a in the case of (b) or (c) above, hard copy of such notice is also sent pursuant to (d) or (e) below; (d) if by overnight courier, on the first business day after delivery to the courier; or
(e) if by U.S. Mail, certified or registered mail, return receipt requested on the third (3rd) day after deposit in the mail postage prepaid.

To Beneficiary:                              JDI Hampton, L.L.C.
                                             c/o JDI Realty L.L.C.
                                             150 South Wacker Drive, Suite 2660
                                             Chicago, Illinois 60606
                                             Attn: Jeffrey I. Aeder or
                                                   Kevin C. Connor
                                             Fax: (312) 782-4563

with a copy to:                              D'Ancona & Pflaum LLC
                                             111 East Wacker Drive
                                             Suite 2800
                                             Chicago, Illinois 60601
                                             Attn: Marc S. Joseph, Esq.
                                             Fax: (312) 602-3000

To Trustor:                                  Old Point Comfort Hotel, L.L.C.
                                             104 Woodhall Drive
                                             Richmond, VA 23229
                                             Attn: John Knorr
                                             Fax: (804) 750-1087

with a copy to:                              Gorham Rutter, Jr.
                                             517 Springcreek Drive
                                             Longwood, FL 32779
                                             Fax: (407) 869-5584

To Trustee:                                  E. Duffy Myrtetus
                                             LeClair Ryan
                                             707 East Main Street, 11th Floor
                                             Richmond, Virginia 23219

Either party may designate a different address for notice purposes by giving notice thereof in accordance with this Paragraph 21; provided, however, that such notice shall not be deemed given until actually received by the addressee.

22.      Waiver of Defenses.
         ------------------

         No action for the enforcement of the lien or of any provision hereof shall be subject to any defense which would not be good and available to the party interposing the same in an action at law upon the Note hereby secured.

23.      Waiver of Rights.
         ----------------

         To the extent permitted by law, Trustor shall not and will not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called "Moratorium Laws," now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust, but hereby waives the benefit of all such laws. To the extent permitted by law, Trustor, for itself and all who may claim through or under it, waives any and all right to have the property and estates comprising the Premises marshaled upon any foreclosure of the lien hereof and agrees that any court having jurisdiction to foreclose such lien may order the Premises sold as an entirety.

24.      Expenses Relating to Note and Deed of Trust.
         -------------------------------------------

         Trustor will pay all expenses charges costs and fees, including all Costs as such term is defined in the Loan Agreement, relating to the loan evidenced by the Note and secured by this Deed of Trust or necessitated by the terms of the Note, this Deed of Trust or any of the other Loan Documents, including without limitation, Beneficiary's attorneys' (both primary and local) fees in connection with the negotiation, underwriting, approval, documentation, administration, servicing and enforcement of the Note, this Deed of Trust and the other Loan Documents, all of Beneficiary's inspection costs, fees and expenses with regard to the Premises, all filing, registration and recording fees, all other expenses incident to the execution and acknowledgment of this Deed of Trust and all Federal, state, county and municipal taxes, and other taxes (provided Trustor shall not be required to pay any income or franchise taxes of Beneficiary), duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of the Note or this Deed of Trust. All expenses, charges, costs and fees described in the preceding sentence shall be so much additional indebtedness secured hereby, shall bear interest from the date so incurred until paid at the Default Rate and shall be paid, together with such interest, by Trustor forthwith upon demand.

25.      Business Purpose.
         ----------------

         Trustor covenants that the property secured hereby is to be used as a hotel, the proceeds of the loan evidenced by the Note and secured by this Deed of Trust will be used for the purposes specified in the Loan Agreement and that the principal obligation secured hereby constitutes a business loan.

26.      Transfer of Premises: Further Encumbrance.
         -----------------------------------------

         In determining whether or not to make the loan secured hereby, Beneficiary examined the creditworthiness of Trustor and found it acceptable and relied and continues to rely upon the same as the means of repayment of the Note. Beneficiary also evaluated the background and experience of Trustor in owning and operating property such as the Premises, found it acceptable and relied and continues to rely upon the same as the means of maintaining the value of the Premises, which is Beneficiary's security for the Note. Trustor was ably represented by a licensed attorney at law in the negotiation and documentation of the loan secured hereby, or had the opportunity to be so represented, and bargained at arm's length and without duress of any kind for all of the terms and conditions of the loan, including this provision. Trustor recognizes that Beneficiary in connection with any refinancing is entitled to keep its loan portfolio at current interest rates by either making new loans at such rates or collecting assumption fees and/or increasing the interest rate on a loan. Trustor further recognizes that any secondary or junior financing placed upon the Premises: (a) may divert funds which would otherwise be used to pay the Note secured hereby; (b) could result in acceleration and foreclosure by any such junior encumbrances which would force Beneficiary to take measures and incur expenses to protect its security; (c) would detract from the value of the Premises should Beneficiary come into possession thereof with the intention of selling the same; and (d) would impair Beneficiary's right to accept a deed in lieu of foreclosure, as a foreclosure by Beneficiary would be necessary to clear the title to the Premises.

         In accordance with the foregoing and for the purposes of (i) protecting Beneficiary's security, both of repayment by Trustor and of the value of the Premises; (ii) giving Beneficiary the full benefit of its bargain and contract with Trustor; (iii) allowing Beneficiary to raise the interest rate and/or collect assumption fees; and (iv) keeping the Premises free of subordinate financing liens, Trustor agrees that if this Paragraph 26 be deemed a. restraint on alienation, that it is a reasonable one, and that any sale, conveyance, assignment, further encumbrance or other transfer of title to the Premises or of any interest in the Premises (whether voluntary or by operation of law, including, without limitation, the entering into of an installment agreement for the sale of the Premises, the placement or granting; of liens on all or any part of the Premises or the placement or granting of chattel mortgages,conditional sales contracts, financing statements or security agreements which would be or create a lien on the personal property utilized in the operation of the Premises, or the granting of a mortgage commonly known as a "wrap around" or an improvement loan, without Beneficiary's prior written consent), shall be an Event of Default hereunder. For the purpose of, and without limiting the generality of, the preceding sentence, the occurrence at any time of any of the following events shall be deemed to be an permitted transfer of title to the Premises and therefore an Event of Default hereunder: any sale, conveyance, assignment or other transfer of, or the grant of a security interest in, all or any part of the title to the Premises, or any membership interest in Trustor, except as permitted by the terms of the Loan Agreement. Any waiver by Beneficiary of an Event of Default under this Paragraph 26 shall not constitute a consent to, or a waiver of, any right, remedy or power of Beneficiary upon a subsequent Event of Default under this Paragraph 26. Notwithstanding any of the foregoing, the entering into of such leases as are specifically permitted under this Deed of Trust shall not be deemed a violation of this Paragraph 26. Trustor acknowledges that any agreements, liens or encumbrances created or entered into in violation of the provisions of this Paragraph 26 shall be void and of no force or effect.

27.      Financial Statements.
         --------------------

         Trustor shall cause to be delivered to Beneficiary, thirty (30) days prior to each yearly anniversary hereof during the term of this Deed of Trust, financial statements of the Premises and Trustor prepared by Trustor, and certified to be true, complete and correct by Trustor in such detail as Beneficiary may require.

28.      Statement of Indebtedness.
         -------------------------

         Trustor, within seven (7) days after being so requested by Beneficiary, shall furnish a duly acknowledged written statement setting forth the amount of the debt secured by this Deed of Trust and the date to which interest has been paid, and stating either that no offsets or defenses exist against the Deed of Trust debt or, if such offsets or defenses are alleged to exist, the nature thereof.

29.      Further Instruments.
         -------------------

         Upon request of Beneficiary, Trustor will execute, acknowledge and deliver all such additional instruments and further assurances of title, and will do or cause to be done all such other further acts and things, as may be necessary fully to effectuate the intent of this Deed of Trust.

30.      Security Agreement and Financing Statements.
         --------------------------------------------

Trustor and Beneficiary agree: (i) that this Deed of Trust shall constitute a Security Agreement within the meaning of the Virginia Uniform Commercial Code (the "Code") with respect to all sums on deposit with the Beneficiary pursuant to Sections 3 and 4 hereof ("Deposits") and with respect to any property included in the definition herein of the word "Premises," which property may not be deemed to form a part of the real estate described in Exhibit A or may not constitute a "fixture" (within the meaning of the Code), and all replacements of such property, substitutions, additions and the proceeds thereof being sometimes herein collectively referred to as the "Collateral"); and (ii) that a security interest in and to the Collateral and Deposits is hereby granted to the Beneficiary; and (iii) that the Deposits and all of Trustor's right, title and interest therein are hereby assigned to the Beneficiary; all to secure payment of the indebtedness and to secure performance by the Trustor of the terms, covenants and provisions hereof. In that regard the following information is provided:

         Name of Debtor:                     Old Point Comfort Hotel, L.L.C.
         Address of Debtor:                  104 Woodhall Drive
                                             Richmond, VA 23229

         Name of Secured Party:              JDI Hampton, L.L.C.
         Address of Secured Party:           c/o JDI Realty, Inc.
                                             150 South Wacker Drive, Suite 2660
                                             Chicago, IL 60606

         The Trustor warrants and represents that the loan made by the Beneficiary to the Trustor in accordance with the Note, this Deed of Trust, the Loan Agreement, and the other Loan Documents is made for the acquisition or conduct of a business or investment within the meaning ascribed to those terms under 6.1-330.75 of the Code, as amended.

         If an Event of Default occurs under this Deed of Trust, Beneficiary, pursuant to the appropriate provisions of the Code, shall have an option to proceed with respect to both the real property and Collateral in accordance with its rights, powers and remedies with respect to the real property in which event the default provisions of the Code shall not apply. The parties agree that if the Beneficiary shall elect to proceed with respect to the Collateral separately from the real property, Beneficiary shall have all remedies available in a secured party under the Code *************************** ****************************ILLEGIBLE*******************************************
expenses of retaking, holding, preparing for sale, selling and the like incurred by Beneficiary shall include, but not be limited to, attorneys fees and legal expenses incurred by Beneficiary. Trustor agrees that, without the written consent of Beneficiary, Trustor will not remove or permit to be removed from the Premises any of the Collateral except that so long as the Trustor is not in default hereunder, Trustor shall be permitted to sell or otherwise dispose of the Collateral when obsolete, worn out, inadequate, unserviceable or unnecessary for use in the operation of the Premises, but only upon replacing the same or substituting for the same other Collateral at least equal in value and utility to the initial value and utility of that disposed of and in such a manner that said replacement or substituted Collateral shall be subject to the security interest created hereby and that the security interest of Beneficiary shall be perfected and first in priority, it being expressly understood and agreed that all replacements, substitutions and additions to the Collateral shall be and become immediately subject to the security interest of this Deed of Trust and covered hereby. Trustor covenants and represents that all Collateral now is, and that all replacements thereof, substitutions therefor or additions thereto, unless Beneficiary otherwise consents, will be free and clear of liens, encumbrances, title retention devices and security interests of others.

         Trustor and Beneficiary agree, to the extent permitted by law, that:
(i) all of the goods described within the definition of the word "Premises" herein are or are to become fixtures on the land described in Exhibit A (ii) this instrument, upon recording or registration in the real estate records of the proper office, shall constitute a "fixture filing" within the meaning of the Code; and (iii) Trustor is the record owner of the land described in Exhibit A. The addresses of the Trustor and Beneficiary are set forth in Section 21 hereof.

         Trustor, upon request by Beneficiary from time to time, shall execute, acknowledge and deliver to Beneficiary, or cause any affiliated party to so execute, acknowledge and deliver to Beneficiary, separate Security Agreement, Financing Statement or other similar security instruments, in form satisfactory to Beneficiary, covering all property of any kind whatsoever owned by Trustor or such Affiliated Party, as the case may be, which in the sole opinion of Beneficiary is essential to the operation of the Premises and which constitutes goods within the meaning of the Code or concerning which there may be any doubt whether the title to same has been conveyed by or security interest perfected by this Deed of Trust under the laws of the state in which the Premises are located, and will further execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any financing statement, affidavit, continuation statement or certificate or other document as Beneficiary may request in order to perfect, preserve, maintain, continue and extend the security interest under and the priority of this Deed of Trust and such security interest under such security instrument. Trustor further agrees to pay to Beneficiary on demand all costs and expenses incurred by Beneficiary in connection with the preparation, execution, recording, filing and re-filing of any such document. Trustor shall from time to time, on request of Beneficiary, deliver to Beneficiary an inventory of the Collateral in reasonable detail.

         31.      Miscellaneous.
                  -------------

         (a)      Successors and Assigns.
                  ----------------------

                  This Deed of Trust and all provisions hereof shall extend to and be binding upon Trustor and its successors, grantees and assigns, any subsequent owner or owners of the Premises who acquire the Premises subject to this Deed of Trust, and all persons claiming under or through Trustor, and the word "Trustor" when used herein shall include all such persons and all persons liable for the payment of the indebtedness or any part thereof, whether or not such persons shall have executed the Note or this Deed of Trust. The word "Beneficiary" when used herein shall include the successors and assigns of Beneficiary named herein, and the holder or holders, from time to time, of the Note secured hereby. Notwithstanding anything herein to the contrary, Trustor acknowledges and agrees that Beneficiary may assign, pledge or transfer this Deed of Trust and its rights hereunder and the assignee shall be entitled to the performance of all of Trustor's agreements and obligations under this Deed of Trust, and shall be entitled to enforce all the rights and remedies of Beneficiary under this Deed of Trust, for the benefit of assignee, as fully as if assignee were herein by name specifically given such rights and remedies. Trustor expressly agrees that it will assert no claims or defenses that it may have against Beneficiary against the assignee, except those specifically available under this Deed of Trust.

         (b)      Invalidity of Provisions.
                  ------------------------

                  In the event one or more of the provisions contained in this Deed of Trust or in the Note secured hereby or in any security documents given to secure the: payment of the Note secured hereby shall for any reason be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall, at the option of Beneficiary, not affect any other provision of this Deed of Trust, and this Deed of Trust shall be construed as if such invalid, illegal or unenforceable provision were not contained herein or therein. This Deed of Trust and the Note it secures shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

         (c)      Municipal and Zoning, Requirements.
                  -----------------------------------

                  Trustor shall not by act or omission permit any building or other improvement on premises not subject to the lien of this Deed of Trust to rely on the Premises or any part thereof or any interest therein to fulfill any municipal or governmental requirement, and Trustor hereby assigns to Beneficiary any and all rights to give consent for all or any portion of the Premises or any interest therein to be so used. Similarly, no building or other improvement on the Premises shall rely on any premises not subject to the lien of this Deed of Trust or any interest therein to fulfill any municipal or governmental requirement. Trustor shall not by act or omission impair the integrity of the Premises as a single zoning lot separate and apart from all other premises. Any act or omission by Trustor which would result in a violation of any of the provisions of this Paragraph 31(c) shall be void.

         (d)      Right of Tenants.
                  ----------------

                  Beneficiary shall have the right and option to commence a civil action to foreclose this Deed of Trust and to obtain a Decree of Foreclosure and Sale subject to the rights of any tenant or tenants of the Premises. The failure to join any such tenant or tenants as party or parties defendant in any such civil action or the failure of any Decree of Foreclosure and Sale to foreclose his, her, its or their rights shall not be asserted by Trustor as a defense in any civil action instituted to collect the indebtedness secured hereby, or any part thereof or any deficiency remaining unpaid after foreclosure and sale of the Premises, any statute or rule of law at any time existing to the contrary notwithstanding.

         (e)      Option of Beneficiary to Subordinate.
                  ------------------------------------

                  At the option of Beneficiary, this Deed of Trust shall become subject and subordinate, in whole or in part (but not with respect to priority of entitlement to insurance proceeds or any condemnation or eminent domain award) to any and all leases of all or any part of the Premises upon the execution by Beneficiary and recording thereof, at any time hereafter, in ____________ , of a unilateral declaration to that effect.

         (f)      Use of Proceeds.
                  ---------------

                  Trustor warrants that the proceeds evidenced by the Note secured hereby will not be used for the purchase of registered equity securities within the purview of Regulation G issued by the Board of Governors of the Federal Reserve System and will only be used for refinancing the existing first mortgage leasehold debt on the Ground Lease.

         (g)      Value for Purposes of Insurance.
                  -------------------------------

                  Upon request by Beneficiary, Trustor agrees to furnish evidence of replacement value, without cost to Beneficiary, of the type which is regularly and ordinarily provided to insurance companies, with respect to the buildings and other improvements on the Premises.

         (h)      Beneficiary in Possession.
                  -------------------------

                  Nothing herein contained shall be construed as constituting Beneficiary a beneficiary in possession in the absence of the actual taking of possession of the Premises by Beneficiary pursuant to this Deed of Trust.

         (i)      Relationship of Beneficiary and Trustor.
                  ---------------------------------------

                  Beneficiary shall in no event be construed for any purpose to be a partner, joint venturer, agent or associate of Trustor or of any lessee, operator, concessionaire or licensee of Trustor in the conduct of their respective businesses.

         (j)      Time of the Essence.
                  -------------------

                  Time is of the essence of the payment by Trustor and its sole beneficiaries of all amounts due and owing to Beneficiary under the Note and the performance and observance by Trustor of all of the terms, conditions, obligations and agreements contained in this Deed of Trust.

         (k)      Future Advances.
                  ---------------

                  In Beneficiary's sole discretion, Beneficiary may (but in no way shall be obligated to) from time to time within twenty (20) years from the date of this Deed of Trust or within such lesser period of time as may in the future be provided by law as a prerequisite for the sufficiency of actual or record notice of optional future or additional advances as against the rights of creditors or subsequent purchasers for valuable considerations, make further advances to Trustor, or Trustor's permitted successors in title, which shall be collateralized by the lien of this Deed of Trust, provided that at no time shall the outstanding principal indebtedness collateralized by this Deed of Trust, including advances, exceed a sum which is five (5) times the principal amount of the Loan as shown on page one (1) of this Deed of Trust, plus interest and any disbursements made for the payment of taxes, levies or insurance or other matters on the Premises with interest on those disbursements. Trustor shall immediately upon request of Beneficiary execute and deliver to Beneficiary a note evidencing each and every such future advance (which note shall recite that it is -secured in part by this Deed of Trust) and notices of such advances in recordable form. All such notes shall be of equal dignity and a default-in the payment of any one shall be of equal dignity and a default in the payment of any one shall constitute a default in the payment of all other notes.

         32. Indemnity. Trustor shall indemnify and save Beneficiary harmless from and against any and all liabilities, obligations, losses, damages, claims, costs and expenses (including attorneys' fees and court costs) [including, but not limited to all appellate level and post judgment proceedings] of whatever kind or nature which may be imposed on, incurred by or asserted against Beneficiary at any time which relate to or arise from: the making of the loan evidenced by the Note and secured by this Deed of Trust; any suit or other proceeding (including probate and bankruptcy proceedings), or the threat thereof, in or to which Beneficiary may or does become a party, either as a plaintiff or as a defendant, by reason of this Deed of Trust, or for the purpose of protecting the lien of this Deed of Trust; and/or the ownership, use, operation and/or maintenance of the Premises, unless caused by Beneficiary's or its agents' and/or assigns' wrongful conduct or breach of the Loan Agreement. All costs provided for herein and paid for by Beneficiary shall be so much additional indebtedness secured hereby and shall become immediately due and payable without notice and together with interest thereon at the Default Rate.

         33. Hazardous Substances. As used below, "Hazardous Substances" shall mean and include all hazardous and toxic substances, wastes or materials, any pollutants or contaminants (including, without limitation, asbestos and raw materials which include hazardous constituents), petroleum products, or any other similar substances, or materials which are included under or regulated by any local, state or federal law, rule or regulation pertaining to environmental regulation, contamination or clean-up, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, or state lien or state super lien or environmental clean-up statutes (all such laws, rules and regulations being referred to collectively as "Environmental Laws"). Trustor warrants, represents and covenants, as follows:

                  (a) Neither the Premises nor any other personal or real property owned by Trustor is subject to any private or governmental lien or judicial or administrative notice or action relating to Hazardous Substances or environmental problems, impairments or liabilities with respect to the Premises or such other property, or the direct or indirect violation of any Environmental Laws.

                  (b) No Hazardous Substances are located on or have been stored, processed or disposed of on or released or discharged from (including ground water contamination) the Premises and no above or underground storage tanks, exist on the Premises. Trustor shall not allow any Hazardous Substances to be stored, located, discharged, possessed, managed, processed or otherwise handled on the Premises and shall comply with all Environmental Laws affecting the Premises.

                  (c) Trustor shall comply with any and all laws, regulations or orders with respect to the discharge and removal of Hazardous Substances, shall pay promptly when due the costs of removal of any such Hazardous Substances and shall keep the Premises free of any lien imposed pursuant to such laws, regulations or orders.

Trustor hereby agrees to indemnify and hold Beneficiary harmless from and against, and shall reimburse Beneficiary for, any and all loss, claim, liability, damages, injuries to person, property or natural resources, cost, expense, action or cause of action, arising from, out of or as a consequence, direct or otherwise, of the release or presence of any Hazardous Substance at the Premises whether originating at the Premises or any property adjacent thereto, whether foreseeable or unforeseeable, and whether or not known to Trustor, regardless of when such release occurred or such presence is discovered. The foregoing indemnity includes, but shall not be limited to, all costs of removal, remediation of any kind, detoxification, clean up and disposal of such Hazardous Substances, all costs of determining whether the Premises is in compliance and causing the Premises to be in compliance with all applicable Environmental Laws, all costs and fees associated with claims for damages to persons, property, or natural resources, and Trustor's attorneys' fees (including, but not limited to, all appellate level and post judgment proceedings) and consultants' fees and court costs in respect thereto whether or not litigation or administrative proceedings shall occur. It is expressly understood and agreed that to the extent Trustor is strictly liable under any applicable statute or regulation pertaining to the protection of the environment, this indemnity shall likewise be without regard to fault on the part of Trustor or Beneficiary with respect to the violation of law which results in liability to Beneficiary, INCLUDING ALL LIABILITY ARISING FROM OR RELATING TO BENEFICIARY'S NEGLIGENCE, MISCONDUCT AND/OR STRICT LIABILITY, but excluding such liability arising from Beneficiary's gross negligence or intentional misconduct. The provisions of the foregoing shall survive foreclosure of this Deed of Trust and satisfaction of the Note, and shall be in addition to any other rights and remedies of Beneficiary.

         34. Reconveyance by Trustee. Upon payment in full of the Loan and all indebtedness in connection with the Loan and upon Beneficiary's written notice thereof to Trustee, Trustee will, upon payment by Trustor of any Trustee fees in connection with the Loan, convey the Premises, without warranty, to Trustor or to the person or persons then legally, entitled thereto. The recitals in such reconveyance of any matters shall be conclusive proof of the truthfulness thereof and the grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

         35. Trustee. Trustee may resign by mailing or delivering notice thereof to Beneficiary and Trustor. Beneficiary may appoint a successor Trustee in the manner prescribed by law. A successor Trustee herein shall, without conveyance from the predecessor Trustee, succeed to all the predecessor's title, estate, rights, powers and duties.

         The term Beneficiary shall mean the owner and holder of the Note, whether or riot named as Beneficiary herein.

         Trustee accepts this Trust when this Deed .of Trust; `duly. executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of a pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.

         The trust relationship created by this Deed of Trust is limited solely to the creation and enforcement of a security interest in the Premises. All of Trustee's duties, whether fiduciary or otherwise, are strictly limited to those duties imposed by this Deed of Trust, and no additional duties, burdens or responsibilities are or shall be placed on Trustee.

         IN WITNESS WHEREOF, Trustor has executed this Deed of Trust as of the day and year first above written.

                                           TRUSTOR:

                                           OLD POINT COMFORT HOTEL, L.L.C., a
                                           Virginia limited liability company




                                             By: /s/ C. John Knorr, Jr.
                                                --------------------------------
                                             Its: President
                                                --------------------------------
                                             Name  C. John Knorr, Jr.
                                                -------------------------------

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


STATE OF VIRGINIA        )
                         ) SS.
CITY OF RICHMOND         )


         I, Lynda A. Cooke, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that C. John Knorr, a Manager of Old Point Comfort Hotel, L.L.C., personally known to me to be the same person whose name is subscribed to the foregoing instrument as such managing member, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act, and as the free and voluntary act of said limited liability company, for the uses and purposes therein set forth.

         GIVEN under my hand and notarial seal, this 14th of September, 2000.



                                             /s/  Lynda A. Cooke
                                             ----------------------------------
                                                  NOTARY PUBLIC

                                                                 (SEAL)

My commission expires:  January 31, 2001
                        -----------------

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

                                  Exhibit "A"


         All those certain parcels of land located on the United States
              Military Reservation at Fort Monroe, City of Hampton,
               Virginia, commonly known as "The Chamberlin Hotel"
              together with the buildings and improvements thereon;
                        more particularly described as
                                    follows:



    Beginning at the point of intersection of the inside or west side of the sidewalk on the west side of Ingalls Road and the inside or south side of the sidewalk on the south side of Fenwick Road; thence, along the inside of the sidewalk on the south side of Fenwick Road westerly to the northwest end of the seawall; thence, southerly, southeasterly northeasterly and again southeasterly along the seawall to the inside or west side of the sidewalk on the west side of
   Ingalls Road, thence along the inside of the sidewalk on the west side of Ingalls Road northerly to the point of beginning, containing 5.09 acres, more or less, as shown outlined in red on map entitled "Lease to Richmond Hotels,Inc.-
                   Chamberlin Hotel, Fort Monroe, Virginia."




                                   INSTRUMENT #000016139
                                   RECORDED IN THE CLERK'S OFFICE OF
                                   HAMPTON ON,
                                   OCTOBER 16, 2000 AT 12:53PM
                                   JAMES P. BOHNAKER, CLERK

                                   BY:  ILLEGIBLE
                                      ------------------------





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